Registration No. 333-80991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 11

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 37

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard, Enfield, CT 06082

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code 860-562-1000

Name and Address of Agent for Service

Stephen L. Kuhn

Senior Vice President

and Secretary

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on December 18, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Definitions
3	Table of Fees and Expenses
4	Condensed Financial Information
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page
8	The Income Phase
9	Death Benefit
10	Contract Value; Distribution
11	Highlights; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	Company
18	Experts; Distribution; Custodian
19	Purchase of Securities Being Offered
20	Distribution
21	Not Applicable
22	Annuity Payments
23	Financial Statements

2

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Passage Variable Annuity

This prospectus describes the Panorama Passage contract offered by C.M. Life Insurance Company. This contract is an individual or group variable deferred annuity contract with flexible purchase payments, depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include certain fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds

•	AIM V.I. Financial Services Fund (Series I Shares)
•	AIM V.I. Global Health Care Fund (Series I Shares)
•	AIM V.I. Technology Fund (Series I Shares)

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

ING Variable Products Trust

•	ING VP Real Estate Portfolio (Class S)

MML Series Investment Fund

•	MML Aggressive Allocation Fund*
•	MML Asset Allocation Fund
•	MML Balanced Allocation Fund*
•	MML Blue Chip Growth Fund
•	MML Concentrated Growth Fund (Class II)
•	MML Conservative Allocation Fund*
•	MML Emerging Growth Fund
•	MML Equity Income Fund
•	MML Equity Index Fund (Class I)
•	MML Foreign Fund
•	MML Global Fund (Class II)
•	MML Growth Allocation Fund*
•	MML Growth & Income Fund
•	MML Growth Equity Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund*
•	MML NASDAQ-100® Fund[1]
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Index Fund
•	MML Small Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Managed Bond Fund
•	MML Money Market Fund*
•	MML Small Cap Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer MidCap Fund/VA
•	Oppenheimer Money Fund/VA (unavailable in contracts issued on or after January 19, 2008)
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)
*	This fund becomes available to all contract owners on and after January 19, 2008, subject to state availability.
[1]	Formerly known as the MML OTC 100 Fund.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Passage Variable Annuity.

To learn more about the Panorama Passage contract, you can obtain a copy of the Statement of Additional Information (SAI), dated December 18, 2007. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 44 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

December 18, 2007.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	12

Accumulation Unit	22

Annuitant	13

Annuity Date	29

Annuity Options	31

Annuity Payments	30

Annuity Service Center	1

Annuity Unit Value	30

Contract Anniversary	34

Income Phase	29

Non-Qualified	38

Purchase Payment	14

Qualified	38

Separate Account	15

Tax Deferral	12

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable

Highlights

annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. You will receive your contract value as of the business day we receive your contract and your written request at our Annuity Service Center.

If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Sales Charge

We do not assess a sales charge when you make a purchase payment or if you withdraw all or any part of your contract value.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•

paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to the fees and expenses shown below, state premium taxes may also apply.

I.  The first table describes the fees and expenses you pay when you transfer the contract value between investment choices. Please note that this contract does not assess a sales load on purchase payments or assess a contingent deferred sales charge or surrender fees when you withdraw contract value.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.*

*	Currently, any transfers made using the Dollar Cost Averaging Program, the Automatic Rebalancing Program, the DCA Fixed Accounts or the Interest Sweep Option, are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum

Annual Contract Maintenance Charge	$40 per contract year*	$60 per contract year

*	Currently, we waive this charge if your contract value is $100,000 or more when we are to assess the charge.

Separate Account Annual Expenses

(as a percentage of average account value in the separate account. The following charges do not apply to amounts in the fixed accounts.)

For Contracts Issued on or after May 1, 2003

Mortality and Expense Risk Charge
	Current	Maximum
Contract Years 1 through 10	1.50%	1.50%
Contract Years 11+	1.35%	1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Contract Years 1 through 10	1.65%	1.75%
Contract Years 11+	1.50%	1.60%

Table of Fees and Expenses

For Contracts Issued Prior to May 1, 2003

Mortality and Expense Risk Charge
	Current		Maximum
Contract Years 1 through 10 Contract Years 11+	1.34 1.09	% %	1.50 1.35	% %
Administrative Charge	0.15%		0.25%

Total Separate Account Annual Expenses
Contract Years 1 through 10 Contract Years 11+	1.49 1.24	% %	1.75 1.60	% %

Additional Owner Expenses for Elected Options

(deducted quarterly as a percentage on an annual basis of daily value of your assets in your investment choices.)

For an additional charge you can elect one of the following death benefit features as a replacement for the basic death benefit which you automatically receive when you purchase the Panorama Passage contract:

	Current Charge	Maximum
Reset Death Benefit	0.10%	0.20%

Ratchet Death Benefit	0.25%	0.35% if you were age 60 or less when issued the contract; 0.50% if you were age 61 through 70 when issued the contract; 0.70% if you were age 71 or older when issued the contract

Table of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the subaccounts, you will be subject to the fees and expenses charged by the fund in which that subaccount invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.55%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses		Total Fund Operating Expenses
AIM V.I. Financial Services Fund (Series I Shares)	0.75%	0.37%		—	0.01%[2]		1.13%	[1]
AIM V.I. Global Health Care Fund (Series I Shares)	0.75%	0.35%		—	0.01%[2]		1.11%	[1,3]
AIM V.I. Technology Fund (Series I Shares)	0.75%	0.37%		—	0.00%[2]		1.12%	[1]
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%		—	—		0.66%	[4]
ING VP Real Estate Portfolio (Class S)	0.78%	0.15%		0.25%	—		1.18%	[5]
MML Aggressive Allocation Fund*	0.10%	0.25%	[16,18]	—	0.79%	[17]	1.14%	[18]
MML Asset Allocation Fund	0.55%	0.06%	[6]	—	—		0.61%	[7]
MML Balanced Allocation Fund*	0.10%	0.25%	[16,18]	—	0.67%	[17]	1.02%	[18]
MML Blend Fund	0.40%	0.03%	[6]	—	—		0.43%
MML Blue Chip Growth Fund	0.75%	0.16%	[6]	—	—		0.91%	[7]
MML Concentrated Growth Fund (Class II)	0.60%	0.24%	[6]	—	—		0.84%	[7]
MML Conservative Allocation Fund*	0.10%	0.25%	[16,18]	—	0.64%	[17]	0.99%	[18]
MML Emerging Growth Fund	1.05%	0.50%		—	—		1.55%	[8]
MML Enhanced Index Core Equity Fund	0.55%	0.15%	[6]	—	—		0.70%	[8]
MML Equity Fund	0.39%	0.03%	[6]	—	—		0.42%
MML Equity Income Fund	0.75%	0.06%	[6]	—	—		0.81%	[7]
MML Equity Index Fund (Class I)	0.10%	0.36%	[6]	—	—		0.46%	[9]
MML Foreign Fund	0.89%	0.14%	[6]	—	—		1.03%	[7]
MML Global Fund (Class II)	0.60%	0.45%	[6]	—	—		1.05%	[7]
MML Growth Allocation Fund*	0.10%	0.25%	[16,18]	—	0.74%	[17]	1.09%	[18]
MML Growth & Income Fund	0.50%	0.05%	[6]	—	—		0.55%	[7]
MML Growth Equity Fund	0.80%	0.35%	[6]	—	—		1.15%	[8]
MML Income & Growth Fund	0.65%	0.07%	[6]	—	—		0.72%	[7]
MML Inflation-Protected Bond Fund	0.57%	0.04%		—	—		0.61%
MML Large Cap Growth Fund	0.65%	0.11%	[6]	—	—		0.76%	[7]
MML Large Cap Value Fund	0.78%	0.07%	[6]	—	—		0.85%	[8]

Table of Fees and Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees		Acquired Fund Fees and Expenses		Total Fund Operating Expenses
MML Managed Bond Fund	0.45%	0.01%	[6]	—		—		0.46%
MML Mid Cap Growth Fund	0.77%	0.06%	[6]	—		—		0.83%	[7]
MML Mid Cap Value Fund	0.84%	0.07%	[6]	—		—		0.91%	[7]
MML Moderate Allocation Fund*	0.10%	0.25%	[16,18]	—		0.70%	[17]	1.05%	[18]
MML Money Market Fund*	0.50%	0.06%		—		—		0.56%
MML NASDAQ-100® Fund***	0.45%	0.63%	[6]	—		—		1.08%	[8]
MML Small Cap Equity Fund	0.65%	0.26%	[6]	—		—		0.91%	[8]
MML Small Cap Growth Equity Fund	1.07%	0.12%	[6]	—		—		1.19%	[8]
MML Small Cap Index Fund	0.35%	0.17%	[6]	—		—		0.52%	[7]
MML Small Cap Value Fund	0.75%	0.08%	[6]	—		—		0.83%	[7]
MML Small Company Opportunities Fund	1.05%	0.07%	[6]	—		—		1.12%	[8]
Oppenheimer Balanced Fund/VA	0.72%	0.03%	[10]	—		—		0.75%	[11,19]
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	[10]	—		—		0.67%	[11]
Oppenheimer Global Securities Fund/VA	0.62%	0.04%	[10]	—		—		0.66%	[11]
Oppenheimer High Income Fund/VA	0.72%	0.02%	[10]	—		—		0.74%	[11]
Oppenheimer International Growth Fund/VA	0.99%	0.05%	[10]	—		—		1.04%	[11]
Oppenheimer Main Street Fund®/VA	0.64%	0.02%	[10]	—		—		0.66%	[11]
Oppenheimer MidCap Fund/VA	0.67%	0.02%	[10]	—		—		0.69%	[11]
Oppenheimer Money Fund/VA**	0.45%	0.04%	[10]	—		—		0.49%
Oppenheimer Strategic Bond Fund/VA	0.62%	0.02%	[10]	—		—		0.64%	[12]
Panorama Growth Portfolio	0.63%	0.05%	[10]	—		—		0.68%	[11]
Panorama Total Return Portfolio	0.63%	0.03%	[10]	—		—		0.66%	[11]
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	0.49%	0.25%	[13]	0.25%	[14]	0.03%		1.02%	[15]

* This fund becomes available to all contract owners on and after January 19, 2008, subject to state availability.

** Unavailable in contracts issued on or after January 19, 2008.

*** Formerly known as the MML OTC 100 Fund.

1. The fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of the fund to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through April 30, 2008.

2. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. The impact of the Acquired Fund Fees and Expenses are included in the total returns of the fund.

3. Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The fund’s maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).

4. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

5. The advisor has entered into a written expense limitation agreement with the portfolio under which it will limit expenses of the portfolio, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by the advisor within three years. The expense limit will continue through at least May 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the advisor provides written notice of the termination of the expense limitation agreement within 90 days of the then-current term or upon termination of the investment management agreement.

Table of Fees and Expenses

6. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

7. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund (Class II), MML Foreign Fund, MML Global Fund (Class II), MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund and MML Small Cap Index Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.57%, 0.85%, 0.66%, 1.02%, 0.61%, 0.52%, 0.70%, 0.73% and 0.45%, respectively. For the MML Equity Income Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund and MML Small Cap Value Fund the cap is greater than the expenses reflected in the table.

8. MassMutual has agreed to bear expenses of the funds (other than the management fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.11% of the average daily net asset values of the funds through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML OTC 100 Fund and MML Small Cap Equity Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56% and 0.76%, respectively. We did not reimburse any expenses of the MML Large Cap Value Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund in 2006.

9. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, in excess of 0.05% of the average daily net asset values through April 30, 2008. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

10. The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

11. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $4,303, $5,287, $13,271, $474, $526, $2,785, $2,708, $116, and $217, for Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer International Growth Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer MidCap Fund/VA, Panorama Growth Portfolio, and Panorama Total Return Portfolio, respectively, for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

12. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in IMMF. During the year ended December 31, 2006, the manager waived $74,462 for IMMF management fees. The fund also had a reduction to custodian expenses of $5,883. After these waivers/reductions, the actual “Other Expenses” and “Total Annual Operating Expenses” as a percentage of average daily net assets were 0.01% and 0.63%.

13. “Other Expenses” reflect an administrative fee of 0.25%.

14. PIMCO Cayman Commodity Portfolio I LTD. (the Subsidiary) has entered into a separate contract with the advisor for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the advisor a management fee and administration fee at the annual rates of 0.49% and 0.20%, respectively.

15. The advisor has contractually agreed to waive the advisory fee and the administration fee it receives from the Portfolio in an amount equal to the advisory fee and administration fee, respectively, paid to the advisor by the Subsidiary. This waiver may not be terminated by the advisor and will remain in effect for as long as the advisor’s contract with the Subsidiary is in place. If the table reflected these waivers, the Total Net Operating Expenses would be 0.99%.

16. Other Expenses are based on estimated amounts for the first fiscal year of the Fund.

17. Acquired Fund fees and expenses represent approximate expenses to be borne indirectly by the Fund in its first fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may differ due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

18. MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses), excluding Acquired Fund fees and expenses, through April 30, 2009, to the extent that Other Expenses would otherwise exceed .10%. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Aggressive Allocation Fund, MML Balanced Allocation Fund, MML Conservative Allocation Fund, MML Growth Allocation Fund and MML Moderate Allocation Fund do not reflect this cap. If this table did reflect the cap, the Total Fund Operating Expenses would be 0.99%, 0.87%, 0.84%, 0.94% and 0.90%, respectively.

19. Effective September 1, 2007 OppenheimerFunds, Inc., the fund manager, has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total expenses of the fund will not exceed 0.67% of average annual net assets for the fund. This voluntary waiver and/or reimbursement may be withdrawn at any time. A discussion regarding the basis for the fund’s Board’s approval of the fund’s investment advisory agreement with the fund manager is available in the fund’s annual report to shareholders for the fiscal year ended December 31, 2006.

(See the fund prospectuses for more information.)

Table of Fees and Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example Using Maximum Expenses

This Example assumes that you either withdraw all your contract value at the end of each year shown, do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after May 1, 2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•

that you selected one of two subaccounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses,

•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you elected the Ratchet Death Benefit and you were age 71 or older when issued the contract.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum total operating expenses		$405	$1,227	$2,064	$4,231
Subaccount with minimum total operating expenses		$293	$898	$1,528	$3,223

Example Using Current Expenses

This Example assumes that you either withdraw all your contract value at the end of each year shown, do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after May 1, 2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a subaccount that has a 5% return each year,
•

that you selected one of two subaccounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses, and

•	that the current fees and expenses in the Table of Fees and Expenses apply.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Subaccount	Year	1	3	5	10
Subaccount with maximum total operating expenses		$325	$992	$1,683	$3,522
Subaccount with minimum total operating expenses		$212	$655	$1,124	$2,421

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.02%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.03%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Panorama Passage Deferred Variable Annuity Contract

General Overview

This annuity is a contract between “you,” the owner and “us,” C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. We do not assess a sales charge when you make a purchase payment or if you withdraw any part of your contract value.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. You can choose from three death benefit choices. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a flexible premium annuity because you may select the timing, amount and number of purchase payments.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various funds. Subject to state availability, your investment choices include over forty funds and certain fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the amount of your purchase payments, the investment performance of the funds you select and the interest we credit to any amounts you invest in the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments you receive will fluctuate depending on the investment performance of the funds you select for the income phase. If you choose to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group variable annuity. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us.

The Company/General Overview

The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Passage deferred variable annuity or a certificate issued under the group Panorama Passage deferred variable annuity.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed your 90th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by a state, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed their 90th birthday as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract unless prohibited by a state. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 90th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary, you must get consent from the irrevocable beneficiary to change the beneficiary.

If your spouse is the sole primary beneficiary, then your surviving spouse may elect to continue the contract in his or her own name, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

General Overview/Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is $25,000.

If we receive applications at the same time from applicants who reside at the same address, we will accept a purchase payment that is below our $25,000 minimum initial purchase payment requirement if the average purchase payment of the applications from the same household exceeds $25,000. However, we will not allow owners of contracts with less than $25,000 in contract value to take automated minimum required distributions or receive payments via electronic fund transfer. Additionally, we will treat any request for a partial withdrawal from an owner of a contract with less than $25,000 in contract value as a request for a full withdrawal.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75 1/2; or

•	$500,000 if older than age 75 1/2 or if the owner is a non-natural owner.

If there are joint owners, age refers to the oldest owner.

You may make your initial purchase payment by giving it and your completed application to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to:

First Class Mail

MassMutual Financial Group

Annuity Service Center Hub

P.O. Box 9067

Springfield, MA 01102-9067

Overnight Mail

MassMutual Financial Group

ASC Hub – L058

1295 State St.

Springfield, MA 01111

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

CM Life Insurance Co. Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Annuity Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will apply your initial purchase payment within two business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

Purchasing a Contract

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Investment Choices

The Separate Account

We established C.M. Multi-Account A (the separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds
AIM V.I. Financial Services Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
AIM V.I. Global Health Care Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector
AIM V.I. Technology Fund (Series I Shares)	Adviser: A I M Advisors, Inc. Sub-Adviser: N/A	Sector

Purchasing a Contract/Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
ING Variable Products Trust
ING VP Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: ING Clarion Real Estate Securities L.P.	Sector
MML Series Investment Fund
MML Aggressive Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Asset Allocation Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Balanced
MML Balanced Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Concentrated Growth Fund (Class II)	Adviser: MassMutual Sub-Adviser: Legg Mason Capital Management, Inc.	Large Cap Growth
MML Conservative Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: Delaware Management Company and Insight Capital Research & Management, Inc.	Small/Mid-Cap Growth
MML Equity Income Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Blend

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Foreign Fund	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Neuberger Berman Management, Inc.	International/Global
MML Growth Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund	Adviser: MassMutual Sub-Adviser: Capital Guardian Trust Company	Large Cap Blend
MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Large Cap Growth Fund	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Large Cap Growth
MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund*	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML NASDAQ-100® Fund formerly known as the MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Large Cap Growth
MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Small Cap Index Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Small/Mid-Cap Blend
MML Small Cap Value Fund	Adviser: MassMutual Sub-Adviser: Goldman Sachs Asset Management, L.P. and AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Large Cap Blend
MML Equity Fund	Adviser: MassMutual Sub-Advisers: AllianceBernstein L.P. and OppenheimerFunds, Inc.	Large Cap Value
MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer MidCap Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Oppenheimer Money Fund/VA unavailable in contracts issued on or after 1/19/08	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Value
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Sector

*	This fund becomes available to all contract owners on and after January 19, 2008, subject to state availability.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver copies of the current fund prospectuses to you. You may also contact the Annuity Service Center and request copies of the current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series

Investment Choices

Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Conservative Allocation Fund
•	MML Growth Allocation Fund
•	MML Moderate Allocation Fund

Compensation We Receive From Funds, Advisers and Sub-Advisers

Compensation We Receive From Advisers and Sub-Advisers. We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.40%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

Compensation We Receive From Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation In General. The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The Fixed Accounts

For contracts issued prior to May 1, 2003, we offer three fixed accounts as investment choices in most states – two fixed accounts for Dollar Cost Averaging (the “DCA Fixed Accounts”), each with a different maximum term, and The Fixed Account (collectively, “the fixed accounts”). For contracts issued on or after May 1, 2003, The Fixed Account is not available as an investment choice. However, the DCA Fixed Accounts are available as investment choices. The fixed accounts are investment options within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, may be subject to certain generally

Investment Choices

applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You do not participate in the investment performance of the assets in the fixed accounts. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

(a)	DCA Fixed Account with a DCA Term of 6 months; or

(b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  If we issued your contract on or after May 1, 2003, you may not allocate purchase payments or transfer contract value to The Fixed Account. However, we reserve the right to make The Fixed Account available in the future as an investment choice for contracts issued on or after May 1, 2003.

If we issued your contract prior to May 1, 2003, you may allocate purchase payments to The Fixed

Investment Choices

Account. You can also make transfers of your contract value into or out of The Fixed Account, subject to certain limitations. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day at the accumulation unit values next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Annuity

Investment Choices/Contract Value/Transfers and Transfer Programs

Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Any reference to The Fixed Account in this section applies only to contracts issued before May 1, 2003. The Fixed Account is not available as an investment choice in contracts issued on or after May 1, 2003.

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. You can make 12 transfers every calendar year during the accumulation phase without charge. If you make more than 12 transfers in a year, we reserve the right to deduct a transfer fee. The fee is $20 per transfer or, if less, 2% of the amount you transfer. Any transfers you make using the Dollar Cost Averaging Program, the Automatic Rebalancing Program, the DCA Fixed Accounts or the Interest Sweep Option are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year.

The following rules apply to any transfer during the accumulation phase:

(1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund or The Fixed Account, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently we do not require that a minimum balance remain in the fund after a transfer. However, we reserve the right to require that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)	During any contract year, we limit transfers out of The Fixed Account to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first- in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

4)	We consider The Fixed Account and a money market fund to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

You may not make a transfer out of The Fixed Account to a money market fund, however, you may make a transfer out of a money market fund to The Fixed Account.

Transfers out of The Fixed Account

•	As noted above, you may not make a transfer out of The Fixed Account to a money market fund.

•	If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into a money market fund.

Transfers into The Fixed Account

•	If you make a transfer into The Fixed Account, for a period of 90 days following that transfer, you may not make transfers out of a money market fund.

Transfers out of a money market fund

•	If you make any transfer out of a money market fund, for a period of 90 days following that transfer, you may not make transfers from any investment choice into The Fixed Account.

Transfers into a money market fund

•	If you make a transfer into a money market fund, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Transfers and Transfer Programs

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract

Transfers and Transfer Programs

has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers per calendar year, and they are not subject to a transfer fee. You cannot transfer contract value from the general account to a fund, however, you can transfer contract value from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Annuity Service Center.

Overview.  We currently offer the following transfer programs:

1.	Dollar Cost Averaging Program;

2.	Automatic Rebalancing Program; and

3.	Interest Sweep Option (not available in contracts issued on or after May 1, 2003).

•	These programs are only available during the accumulation phase of your contract;

•	You may only participate in one of these programs at any one time;

•	You may not participate in these programs if you have a current election of a DCA Fixed Account;

•	Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year;

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

Transfers and Transfer Programs

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  The Interest Sweep Option is not available in contracts issued on or after May 1, 2003. However, we reserve the right to make the Interest Sweep Option available in the future for contracts issued on or after May 1, 2003.

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $25,000 in your contract, unless your withdrawal is a minimum required distribution.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable premium tax;

•	less any contract maintenance charge; and

Transfers and Transfer Programs/Withdrawals

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  We do not allow total withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•

The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Annuity Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Additionally, we reserve the right to end your SWP if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Withdrawals

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

For contracts issued on or after May 1, 2003, the mortality and expense risk charge is equal, on an annual basis, to 1.50% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge equals 1.35% of the daily value of the assets invested in each fund, after fund expenses are deducted.

For contracts issued prior to May 1, 2003, the mortality and expense risk charge is currently equal, on an annual basis, to 1.34% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge currently equals 1.09% of the daily value of the assets invested in each fund, after fund expenses are deducted.

We may increase the mortality and expense risk charge, but it will not exceed 1.50% in contract years 1 through 10, or 1.35% in contract years 11 and after.

For all contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, and your contract was issued prior to May 1, 2003, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Currently this charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is guaranteed not to be greater than 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $100,000, we will

Expenses

deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $100,000, we will deduct a pro rata portion of the charge. During the income phase, we will deduct the annual contract maintenance charge pro rata from each payment regardless of the contract value.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less. Any transfers you make using the Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year. When assessing any transfer fee, we will treat multiple transfers, which are effective on the same business day, as one transfer.

If you request to transfer a dollar amount, we will deduct any transfer fee from the amount transferred. If you request to transfer a percentage of your value in an investment choice, we will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However,

Expenses/The Income Phase

we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice.

Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you have the same fund choices that you had in the accumulation phase and you can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more

The Income Phase

information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income. (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

For a fixed annuity payment under Option B, we compute the commuted value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option B, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Option C – Joint and Last Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: 100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity. (variable and/or fixed payments)

Number of Annuitants: two

Length of Payment Period: For as long as either annuitant lives.

Annuity Payments After Death: Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

The Income Phase

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity. (variable and/or fixed payments)

Number of Annuitants: one

Length of Payment Period: For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option: If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

For a fixed annuity payment under Option E, we compute the commuted value of the remaining guaranteed annuity payments at a 3% interest rate. For a variable annuity payment under Option E, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option F –Special Income Settlement Agreement. (variable and/or fixed payments)

Number of Annuitants: Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period: Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option: If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Annuity Payments After Death: When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

The Income Phase

Death Benefit

Death Of Contract Owner During The Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary. If joint owners die simultaneously, the death benefit will become payable.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your surviving spouse is the sole primary beneficiary, he or she may elect to become owner of the contract at the then current contract value, which may be less than the death benefit.

You may choose from three death benefits:

•	Basic death benefit;

•	Reset death benefit; or

•	Ratchet death benefit.

You will automatically receive the basic death benefit unless you select one of the other two death benefits. However, if you are age 80 or over when we issue your contract, the reset death benefit is not available. Therefore, you will automatically receive the basic death benefit unless you select the ratchet death benefit.

If you choose either the reset death benefit or the ratchet death benefit, you will pay an additional charge. You must elect your death benefit at time of issue and cannot change your choice once you elect it. If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Death Benefit Amount During The Accumulation Phase

Impact of Withdrawals on the Death Benefit Amount

When calculating the death benefit amount payable from your contract, we reflect each withdrawal of contract value as a deduction. Generally, the deduction equals the dollar amount of each withdrawal. We use the phrase “less any” to describe this treatment of withdrawals within our formulas. In some cases, we reflect each withdrawal of contract value as a percentage of the contract value withdrawn. We use the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any” to describe this treatment of withdrawals within our formulas. Because this formula uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Basic Death Benefit.  You will automatically receive the basic death benefit unless you select one of the other two death benefits. The basic death benefit before you or the oldest joint owner reaches age 80 will be the greater of:

(1)	your purchase payments, less* any withdrawals and any applicable charges; or

(2)	your contract value as of the business day we receive proof of death at our annuity service center and election of the payment method.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

If you or the oldest joint owner reaches age 80, the basic death benefit is your contract value as of the business day we receive proof of death at our annuity service center and election of the payment method.

Death Benefit

Reset Death Benefit.  If you choose the reset death benefit, and before the date you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less* any withdrawals and any applicable charges;

(2)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, less* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

If you choose the reset death benefit, and you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

(1)	your purchase payments, less* any withdrawals and any applicable charges;

(2)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, less* any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

*(For contracts issued on or after October 1, 2003, subject to state approval and implementation, the word “less” is replaced with “adjusted for”.)

We will deduct a quarterly charge for the reset death benefit from the value of the assets in the investment choices. This charge is currently 0.10% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.20%.

Ratchet Death Benefit.  If you choose the ratchet death benefit, the death benefit will be the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount.

We calculate the annual ratchet death benefit amount as follows:

When we issue your contract, the annual ratchet death benefit is equal to your initial purchase payment. Thereafter, and prior to the date you, or the oldest joint owner or the annuitant if the contract is owned by a non-natural entity reaches age 80, we will calculate the ratchet death benefit:

a.	when you make a purchase payment;

b.	when you make a partial withdrawal; and

c.	on your contract anniversary.

You will increase your ratchet death benefit if you make a subsequent purchase payment. If you make a subsequent purchase payment, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the subsequent purchase payment.

You will decrease your ratchet death benefit if you make a partial withdrawal. If you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit, minus a withdrawal amount. We calculate the withdrawal amount as follows:

•	divide the amount withdrawn by the most recent contract value; and

•	multiply it by the most recent annual ratchet death benefit.

On your contract anniversary, the annual ratchet death benefit is equal to the greater of your contract value or the most recently calculated annual ratchet death benefit.

If you do not make any additional purchase payments or any withdrawals, the annual ratchet death benefit will be the greatest of all contract anniversary contract values on or prior to the date we calculate the death benefit.

Death Benefit

When you, or the oldest joint owner, or the annuitant if the contract is owned by a non- natural entity, reaches age 80, the death benefit is the greater of:

(1)	your contract value as of the business day we receive proof of death at our Annuity Service Center and election of the payment method; or

(2)	the annual ratchet death benefit amount calculated on the contract anniversary just prior to age 80, and adjusted for subsequent purchase payments and/or partial withdrawals in the same manner as described under (a) and (b) above.

We will deduct a quarterly charge for the ratchet death benefit from the value of the assets in the investment choices. This charge is currently 0.25% on an annual basis of the daily value of the assets invested in the investment choices. We will deduct this charge proportionately from the investment choices you have selected. This charge is guaranteed not to exceed 0.35% if you were age 60 or less when we issued your contract; 0.50% if you were age 61 through age 70 when we issued your contract; or 0.70% if you were age 71 and older when we issued your contract.

Death Benefit Payment Options During The Accumulation Phase

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following payment options, in the event you die during the accumulation phase.

Option 1 –  lump sum payment of the death benefit; or

Option 2 –  the payment of the entire death benefit within 5 years of the date of death; or

Option 3 –  payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1, 2 and 3, if your spouse is the sole primary beneficiary, then the surviving spouse may elect to continue the contract in his or her own name. A spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary (ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under

Death Benefit

the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

•

Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the Owner/Annuitant.

•

Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: the Guaranteed Minimum Accumulation Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Withdrawal Benefit. However, the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5SM (GMIB 5) and MassMutual Guaranteed Income Plus 6SM (GMIB 6) are available if they are generally available under the contract being utilized for the Beneficiary IRA. Before choosing GMIB 5 or GMIB 6, make sure you are aware of how withdrawals in the contract may affect the feature benefits by reading a current prospectus. For example, RMDs that exceed the current contract year interest earned on your GMIB Value will reduce the GMIB Value on a pro-rata basis.

•	Additional rules may apply. Please consult your registered representative for further information.

Death Benefit

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Death Of Contract Owner During The Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs—either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and

Death Benefit/Taxes

non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

On June 7, 2001 President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract.

Taxes

Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals may be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or for the joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a tax-qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 408 (Individual Retirement Annuities – IRAs), 403 (Tax-Sheltered Annuity), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the

Taxes

calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax- Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances. More details can be found in the Statement of Additional Information.

Withdrawals – Tax-Sheltered Annuities

Special Considerations Regarding Exchanges Involving 403(b) Arrangements.    Recent IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges that occur after September 24, 2007. Certain transactions, often called “Revenue Ruling 90-24” exchanges or transfers, are a common non-taxable method to exchange one tax-sheltered annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange after September 24, 2007. Because most of the regulations are not effective until 2009, there is great uncertainty about their application to contract exchanges that take place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that takes place prior to January 1, 2009 may cause you to incur taxation on the value of the contract. However, it is also possible that such an exchange will not have adverse tax consequences. The IRS has been requested to provide more guidance on this critical issue. Until more guidance is provided on this issue, you should consult with a qualified tax advisor before you request an exchange.

The Code limits the withdrawal of salary reduction amounts from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as defined by the Code; or

(5)	makes a withdrawal due to a hardship, as defined by the Code.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. The owner would be responsible for suspending salary reduction contributions to any other TSA contract for a six month period following the date of a hardship distribution.

Contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these withdrawal restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawal Restrictions –  457(b) Deferred Compensation Plan

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

Taxes

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help

Taxes/Other Information

these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the

Other Information

assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

In addition to any other rights reserved under the contract, we reserve the right to:

•	substitute another fund for one of the funds you selected;

•	add or eliminate sub-accounts; and

•	change the name of any sub-account and/or fund.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

C.M. Life is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While C.M. Life is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to C.M. Life’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

Other Information

C.M. Life and MassMutual, its parent, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, C.M. Life received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, C.M. Life has paid $20 million of the original $43 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. However, the outcome of a particular proceeding may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of C.M. Life’s income for the period.

C.M. Life and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. C.M. Life has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, C.M. Life and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

C.M. Life believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. The outcome of a particular matter may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of C.M. Life’s income for the period.

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution and Administration

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for C.M. Life Insurance Company’s Panorama Passage.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A - Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values – For Contracts Purchased Before May 1, 2003

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
AIM V.I. Financial Services	15.26	13.30	12.74	11.90	9.32	11.12	12.53	N/A	10.00(b)
AIM V.I. Global Health Care	11.91	11.49	10.78	10.18	8.08	10.86	12.61	N/A	10.00(b)
AIM V.I. Technology	3.03	2.78	2.76	2.68	1.87	3.58	6.70	N/A	10.00(b)
Calvert Social Balanced(f)	—	9.90	9.51	8.91	7.58	8.76	9.56	N/A	10.00(b)
Fidelity VIP Contrafund	15.26	13.87	12.04	10.58	8.36	9.36	10.83	11.77	10.00(a)
Fidelity VIP Growth Opportunities(f)	—	8.12	7.57	7.17	5.62	7.30	8.66	10.61	10.00(a)
ING VP Real Estate	12.21	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(e)
Janus Aspen Balanced(f)	—	10.64	10.00	9.36	8.33	9.03	9.62	N/A	10.00(b)
MFS Investors Trust(f)	—	9.77	9.24	8.42	7.00	8.99	10.86	11.03	10.00(a)
MFS New Discovery(f)	—	13.89	13.39	12.76	N/A	N/A	N/A	N/A	10.00(d)
MML AllianceBernstein Large Cap Growth(h)	8.57	8.29	7.97	7.83	5.99	8.70	10.74	12.26	10.00(a)
MML American Century Income & Growth(h)	12.08	10.47	10.16	9.13	7.16	9.01	9.99	11.34	10.00(a)
MML American Century Mid Cap Value(h)	18.70	16.24	15.70	13.93	10.97	12.74	11.46	9.85	10.00(a)
MML Babson Blend	11.37	10.33	10.01	9.35	8.00	9.17	9.88	10.03	10.00(a)
MML Babson Enhanced Index Core Equity	11.50	10.05	9.67	8.85	7.07	9.17	N/A	N/A	10.00(c)
MML Babson Inflation-Protected Bond	10.80	10.86	10.85	10.36	N/A	N/A	N/A	N/A	10.00(d)
MML Babson Managed Bond	13.76	13.41	13.30	12.92	12.42	11.63	10.94	9.99	10.00(a)
MML Capital Guardian Asset Allocation(h)	14.84	13.30	12.37	11.59	N/A	N/A	N/A	N/A	10.00(d)
MML Capital Guardian Growth & Income(h)	15.40	14.20	13.62	12.52	N/A	N/A	N/A	N/A	10.00(d)
MML Davis Large Cap Value	12.09	10.74	9.97	9.05	7.09	8.59	9.82	N/A	10.00(b)
MML Emerging Growth	5.69	5.48	5.51	4.88	3.39	5.99	7.27	N/A	10.00(b)
MML Equity Index	10.79	9.50	9.22	8.48	6.72	8.80	10.18	11.42	10.00(a)
MML GMO Growth Equity(k)	7.88	7.85	7.67	7.42	6.13	8.61	11.68	12.69	10.00(a)
MML Goldman Sachs Small Cap Value(h),(i)	20.37	17.25	16.10	13.21	N/A	N/A	N/A	N/A	10.00(d)
MML Legg Mason Concentrated Growth(h)	11.75	11.27	10.14	8.70	7.33	8.82	11.43	14.18	10.00(a)
MML Neuberger Berman Global (h)	9.62	8.69	8.33	8.07	6.61	9.01	11.79	14.18	10.00(a)
MML Oppenheimer/Bernstein Equity	11.43	9.83	9.68	8.48	6.75	8.52	10.14	10.00	10.00(a)
MML Oppenheimer Small Cap Equity	15.71	14.43	14.67	12.80	9.90	11.39	11.19	9.99	10.00(a)
MML Oppenheimer Small Company Opportunities	20.32	17.86	16.34	13.96	9.96	10.80	N/A	N/A	10.00(c)
MML OTC 100(j)	4.10	3.89	3.90	3.59	2.45	3.99	6.05	N/A	10.00(b)

Appendix A

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
MML Small Cap Index(h)	17.29	15.23	14.83	12.78	8.86	11.32	11.26	11.89	10.00(a)
MML Templeton Foreign(h)	14.49	11.91	10.97	9.40	7.21	8.99	10.86	11.30	10.00(a)
MML T. Rowe Price Blue Chip Growth(h)	14.42	13.37	12.81	11.96	N/A	N/A	N/A	N/A	10.00(d)
MML T. Rowe Price Equity Income(h)	16.54	14.11	13.78	12.17	N/A	N/A	N/A	N/A	10.00(d)
MML T. Rowe Price Mid-Cap Growth(h)	18.24	17.34	15.34	13.16	9.65	12.44	12.74	12.04	10.00(a)
MML W&R/Wellington Small Cap Growth Equity	15.17	14.11	12.84	11.51	7.86	10.77	12.53	14.77	10.00(a)
Oppenheimer Balanced	13.24	12.09	11.81	10.89	8.84	10.02	9.95	N/A	10.00(b)
Oppenheimer Capital Appreciation	11.74	11.04	10.66	10.12	7.84	10.88	12.64	12.85	10.00(a)
Oppenheimer Global Securities	20.25	17.46	15.51	13.21	9.37	12.22	14.10	13.62	10.00(a)
Oppenheimer High Income	13.24	12.28	12.18	11.35	9.29	9.66	9.62	10.14	10.00(a)
Oppenheimer International Growth	15.80	12.26	10.91	9.40	6.35	9.02	12.10	13.56	10.00(a)
Oppenheimer Main Street	11.28	9.96	9.54	8.84	7.08	8.85	10.00	11.13	10.00(a)
Oppenheimer MidCap	10.02	9.88	8.93	7.57	6.12	8.60	12.70	14.52	10.00(a)
Oppenheimer Money	11.15	10.81	10.67	10.72	10.80	10.80	10.56	10.09	10.00(a)
Oppenheimer Strategic Bond	15.09	14.25	14.09	13.16	11.31	10.69	10.35	10.23	10.00(a)
Panorama Growth	10.03	8.88	8.47	7.87	6.30	7.89	8.96	10.42	10.00(a)
Panorama Total Return	11.33	10.29	9.97	9.24	7.75	9.19	10.03	10.44	10.00(a)
PIMCO CommodityRealReturn Strategy	9.40	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(e)
Scudder VIT EAFE Equity Index(g)	—	—	7.73	6.59	5.01	6.49	8.75	N/A	10.00(b)

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(g)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(h)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.
(i)	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.
(j)	This sub-account name has been changed to MML NASDAQ-100®.
(k)	This sub-account name has been changed to MML T. Rowe Price Growth Equity.

Appendix A

Accumulation Unit Values – For Contracts Purchased On or After May 1, 2003

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
AIM V.I. Financial Services	15.17	13.24	12.71	11.89	N/A	N/A	N/A	N/A	10.00(b)
AIM V.I. Global Health Care	11.84	11.44	10.76	10.17	N/A	N/A	N/A	N/A	10.00(b)
AIM V.I. Technology	3.01	2.77	2.76	2.68	N/A	N/A	N/A	N/A	10.00(b)
Calvert Social Balanced(f)	—	9.85	9.48	8.90	N/A	N/A	N/A	N/A	10.00(b)
Fidelity VIP Contrafund	15.17	13.81	12.00	10.57	N/A	N/A	N/A	N/A	10.00(a)
Fidelity VIP Growth Opportunities(f)	—	8.08	7.55	7.17	N/A	N/A	N/A	N/A	10.00(a)
ING VP Real Estate	12.20	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(e)
Janus Aspen Balanced(f)	—	10.59	9.98	9.35	N/A	N/A	N/A	N/A	10.00(b)
MFS Investors Trust(f)	—	9.73	9.22	8.41	N/A	N/A	N/A	N/A	10.00(a)
MFS New Discovery(f)	—	13.83	13.36	12.75	N/A	N/A	N/A	N/A	10.00(d)
MML AllianceBernstein Large Cap Growth(h)	8.52	8.26	7.94	7.82	N/A	N/A	N/A	N/A	10.00(a)
MML American Century Income & Growth(h)	12.01	10.43	10.13	9.12	N/A	N/A	N/A	N/A	10.00(a)
MML American Century Mid Cap Value(h)	18.59	16.17	15.65	13.92	N/A	N/A	N/A	N/A	10.00(a)
MML Babson Blend	11.31	10.28	9.99	9.34	N/A	N/A	N/A	N/A	10.00(a)
MML Babson Enhanced Index Core Equity	11.44	10.01	9.64	8.84	N/A	N/A	N/A	N/A	10.00(c)
MML Babson Inflation-Protected Bond	10.74	10.81	10.82	10.35	N/A	N/A	N/A	N/A	10.00(d)
MML Babson Managed Bond	13.68	13.36	13.27	12.91	N/A	N/A	N/A	N/A	10.00(a)
MML Capital Guardian Asset Allocation(h)	14.75	13.24	12.34	11.58	N/A	N/A	N/A	N/A	10.00(d)
MML Capital Guardian Growth & Income(h)	15.31	14.14	13.58	12.51	N/A	N/A	N/A	N/A	10.00(d)
MML Davis Large Cap Value	12.02	10.69	9.95	9.04	N/A	N/A	N/A	N/A	10.00(b)
MML Emerging Growth	5.65	5.46	5.50	4.87	N/A	N/A	N/A	N/A	10.00(b)
MML Equity Index	10.73	9.46	9.20	8.47	N/A	N/A	N/A	N/A	10.00(a)
MML GMO Growth Equity(k)	7.83	7.81	7.65	7.41	N/A	N/A	N/A	N/A	10.00(a)
MML Goldman Sachs Small Cap Value(h),(i)	20.26	17.18	16.06	13.19	N/A	N/A	N/A	N/A	10.00(d)
MML Legg Mason Concentrated Growth(h)	11.69	11.22	10.11	8.69	N/A	N/A	N/A	N/A	10.00(a)
MML Neuberger Berman Global(h)	9.57	8.66	8.31	8.07	N/A	N/A	N/A	N/A	10.00(a)
MML Oppenheimer/Bernstein Equity	11.37	9.79	9.65	8.47	N/A	N/A	N/A	N/A	10.00(a)
MML Oppenheimer Small Cap Equity	15.61	14.37	14.63	12.79	N/A	N/A	N/A	N/A	10.00(a)
MML Oppenheimer Small Company Opportunities	20.20	17.79	16.30	13.95	N/A	N/A	N/A	N/A	10.00(c)
MML OTC 100(j)	4.07	3.88	3.89	3.58	N/A	N/A	N/A	N/A	10.00(b)
MML Small Cap Index(h)	17.19	15.17	14.79	12.77	N/A	N/A	N/A	N/A	10.00(a)
MML Templeton Foreign(h)	14.41	11.86	10.94	9.39	N/A	N/A	N/A	N/A	10.00(a)
MML T. Rowe Price Blue Chip Growth(h)	14.33	13.31	12.77	11.95	N/A	N/A	N/A	N/A	10.00(d)
MML T. Rowe Price Equity Income(h)	16.45	14.05	13.74	12.16	N/A	N/A	N/A	N/A	10.00(d)

Appendix A

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999	Value at Inception Date
MML T. Rowe Price Mid-Cap Growth(h)	18.13	17.27	15.30	13.14	N/A	N/A	N/A	N/A	10.00(a)
MML W&R/Wellington Small Cap Growth Equity	15.08	14.05	12.80	11.49	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Balanced	13.16	12.04	11.78	10.88	N/A	N/A	N/A	N/A	10.00(b)
Oppenheimer Capital Appreciation	11.67	10.99	10.63	10.11	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Global Securities	20.13	17.39	15.47	13.19	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer High Income	13.16	12.23	12.15	11.34	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer International Growth	15.71	12.21	10.88	9.39	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Main Street	11.22	9.91	9.51	8.83	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer MidCap	9.97	9.84	8.91	7.56	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Money	11.09	10.76	10.64	10.71	N/A	N/A	N/A	N/A	10.00(a)
Oppenheimer Strategic Bond	15.00	14.19	14.05	13.14	N/A	N/A	N/A	N/A	10.00(a)
Panorama Growth	9.97	8.84	8.45	7.86	N/A	N/A	N/A	N/A	10.00(a)
Panorama Total Return	11.26	10.25	9.94	9.23	N/A	N/A	N/A	N/A	10.00(a)
PIMCO CommodityRealReturn Strategy	9.39	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.00(e)
Scudder VIT EAFE Equity Index(g)	—	—	7.71	6.58	N/A	N/A	N/A	N/A	10.00(b)

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(g)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(h)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.
(i)	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.
(j)	This sub-account name has been changed to MML NASDAQ-100®.
(k)	This sub-account name has been changed to MML T. Rowe Price Growth Equity.

Appendix A

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
AIM V.I. Financial Services(b)	248,322	296,397	413,903	608,516	663,203	719,390	323,221	N/A
AIM V.I. Global Health Care(b)	503,248	651,870	848,701	1,089,468	1,215,673	1,317,494	688,791	N/A
AIM V.I. Technology(b)	683,124	938,867	1,279,947	2,132,028	2,071,867	2,112,022	1,017,340	N/A
Calvert Social Balanced(b),(f)	—	295,669	333,149	349,935	371,626	246,754	120,029	N/A
Fidelity VIP Contrafund(a)	2,926,159	3,148,043	3,300,727	3,340,320	3,339,183	3,212,445	2,781,333	210,853
Fidelity VIP Growth Opportunities(a),(f)	—	631,155	841,092	1,017,829	1,134,155	1,292,814	1,058,992	74,688
ING VP Real Estate(e)	69,201	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janus Aspen Balanced(b),(f)	—	1,419,695	1,981,993	2,624,014	3,294,533	2,172,147	600,784	N/A
MFS Investors Trust(a),(f)	—	561,802	1,037,210	1,193,847	1,333,323	1,284,636	601,171	28,700
MFS New Discovery(d),(f)	—	70,644	62,442	34,742	N/A	N/A	N/A	N/A
MML AllianceBernstein Large Cap Growth(a),(h)	1,265,777	1,821,544	2,694,555	2,959,870	3,301,700	3,293,745	2,834,752	159,468
MML American Century Income & Growth(a),(h)	1,862,687	2,446,227	3,158,157	3,659,527	3,831,081	3,363,346	2,591,516	199,031
MML American Century Mid Cap Value(a),(h)	2,062,568	2,380,731	2,578,012	2,742,568	2,908,805	2,310,624	658,896	47,823
MML Babson Blend(a)	3,032,349	2,309,924	2,955,481	3,415,470	3,596,940	3,561,118	2,217,297	166,785
MML Babson Enhanced Index Core Equity(c)	488,041	107,341	119,980	143,143	143,350	48,724	N/A	N/A
MML Babson Inflation-Protected Bond(d)	1,064,470	1,111,201	784,688	470,508	N/A	N/A	N/A	N/A
MML Babson Managed Bond(a)	3,040,279	4,053,852	4,935,874	6,206,587	7,251,154	4,836,729	1,568,879	55,927
MML Capital Guardian Asset Allocation(d),(h)	1,982,200	1,791,434	1,532,035	692,149	N/A	N/A	N/A	N/A
MML Capital Guardian Growth & Income(d),(h)	1,634,831	1,496,156	1,521,871	769,698	N/A	N/A	N/A	N/A
MML Davis Large Cap Value(b)	1,459,060	1,427,784	1,453,785	1,535,020	1,520,533	1,491,012	379,589	N/A
MML Emerging Growth(b)	399,810	346,184	426,900	495,899	496,275	467,989	242,754	N/A
MML Equity Index(a)	1,318,713	1,708,233	2,051,773	2,215,197	2,219,123	2,455,760	1,904,417	180,838
MML GMO Growth Equity(a),(k)	273,753	326,494	446,505	550,757	664,110	678,955	412,332	24,822
MML Goldman Sachs Small Cap Value(d),(h),(i)	598,302	534,624	274,116	67,661	N/A	N/A	N/A	N/A
MML Legg Mason Concentrated Growth(a),(h)	1,119,446	1,602,829	1,896,730	2,463,778	3,048,766	3,797,392	3,544,703	239,768
MML Neuberger Berman Global(a),(h)	1,150,168	1,439,603	1,957,138	2,603,694	3,462,944	4,346,352	4,084,605	257,685
MML Oppenheimer/Bernstein Equity(a)	1,777,558	2,242,316	2,722,185	3,051,277	3,258,211	3,326,465	2,173,161	173,485
MML Oppenheimer Small Cap Equity(a)	619,301	867,344	1,047,451	1,118,897	1,199,851	1,000,897	474,851	30,254
MML Oppenheimer Small Company Opportunities(c)	433,757	415,696	455,587	497,856	410,651	142,324	N/A	N/A
MML OTC 100(b),(j)	430,399	624,953	1,111,731	1,134,778	538,585	608,922	105,220	N/A
MML Small Cap Index(a),(h)	489,605	544,496	576,644	569,223	565,577	490,752	334,978	30,875
MML Templeton Foreign(a),(h)	1,048,606	878,251	1,008,720	1,046,824	994,449	652,921	503,328	37,187
MML T. Rowe Price Blue Chip Growth(d),(h)	168,468	162,291	168,395	88,050	N/A	N/A	N/A	N/A
MML T. Rowe Price Equity Income(d),(h)	782,824	703,214	587,304	202,039	N/A	N/A	N/A	N/A
MML T. Rowe Price Mid-Cap Growth(a),(h)	2,227,476	2,790,437	3,063,118	3,361,420	3,236,834	3,071,969	2,265,773	101,215
MML W&R/Wellington Small Cap Growth Equity(a)	541,026	569,769	666,046	796,727	749,822	776,579	803,480	34,295

Appendix A

Sub-Account	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000	Dec. 31, 1999
Oppenheimer Balanced(b)	1,293,662	1,599,826	1,899,462	1,942,312	1,923,734	1,476,141	225,671	N/A
Oppenheimer Capital Appreciation(a)	2,574,281	3,171,214	3,712,674	4,077,697	4,384,170	4,194,977	3,201,619	170,101
Oppenheimer Global Securities(a)	3,293,485	3,705,190	3,822,396	3,935,131	3,934,592	3,786,564	2,698,298	103,796
Oppenheimer High Income(a)	1,824,664	2,015,937	2,355,789	2,440,270	2,390,801	2,117,657	1,410,197	180,070
Oppenheimer International Growth(a)	870,212	816,665	938,831	994,163	950,428	941,101	707,288	8,780
Oppenheimer Main Street(a)	2,387,774	2,925,421	3,607,457	4,253,125	4,663,265	4,981,836	3,717,427	470,766
Oppenheimer MidCap(a)	1,587,916	2,040,613	2,445,694	2,782,567	3,057,492	3,668,421	3,472,944	177,169
Oppenheimer Money(a)	1,761,094	1,928,152	2,108,884	2,964,035	6,560,309	8,398,496	2,631,320	1,254,540
Oppenheimer Strategic Bond(a)	2,429,958	2,752,387	3,161,500	3,417,377	3,667,802	3,040,638	1,514,696	53,426
Panorama Growth(a)	336,565	407,244	499,036	530,112	548,137	491,785	325,681	68,124
Panorama Total Return(a)	365,932	489,951	740,331	940,867	984,065	672,880	507,955	42,216
PIMCO CommodityRealReturn Strategy(e)	99,369	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Scudder VIT EAFE Equity Index(b),(g)	—	—	264,197	324,945	199,305	304,460	71,633	N/A

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	The sub-account was liquidated, effective April 28, 2006, at which time any contract value remaining in the sub-account was transferred to a replacement sub-account. See “Appendix B – April 28, 2006 Fund Substitution” for details.
(g)	The sub-account was liquidated on July 25, 2005, at which time any contract value remaining in the sub-account was transferred to the Oppenheimer Money sub-account.
(h)	Effective April 28, 2006, this sub-account was re-named. See “Appendix B – April 28, 2006 Fund Substitution”.
(i)	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.
(j)	This sub-account name has been changed to MML NASDAQ-100®.
(k)	This sub-account name has been changed to MML T. Rowe Price Growth Equity.

Appendix A

Appendix B - April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value*
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
MFS® Investors Trust Series	MML Enhanced Index Core Equity	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid- Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign

*	This sub-account name has been changed to MML Goldman Sachs/AllianceBernstein Small Cap Value.

Appendix B

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PASSAGE VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

December 18, 2007

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated December 18, 2007, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by C.M. Life as custodian of C.M. Multi-Account A (“the separate account”).

ASSIGNMENT OF CONTRACT

C.M. Life will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and C.M. Life receives the original or a true copy thereof at its Annuity Service Center. C.M. Life assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by C.M. Life at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, C.M. Life reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, C.M. Life will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. See Death Benefit in the prospectus;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than C.M. Life, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors may receive compensation for its activities as underwriter for the Separate Account. Compensation paid to MML Distributors was $29,567, $30,528, and $519,813, in 2004, 2005, and 2006, respectively. Commissions will be paid through MML Distributors to agents and selling brokers for selling the Contracts. During 2004, 2005, and 2006, commission payments amounted to $5,179,424, $4,889,484, and $4,146,689, respectively.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2004, 2005, and 2006, CM Life compensated MassMutual $17,272,959, $16,208,133, and $17,631,628, respectively, for providing these administrative services.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

C.M. Life sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A  is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account.

3

B  is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

C  is the cumulative charge for the insurance charges and, if you elected the ratchet death benefit or the reset death benefit, the applicable death benefit charge.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

C.M. Life will require due proof of death before any death benefit is paid. Due proof of death will be:

1.  a certified death certificate;

2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

3.  any other proof satisfactory to C.M. Life.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1.  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2.  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3.  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

4

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows;

1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2.  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3.  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1.  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

5

FEDERAL TAX MATTERS

General

Note: The following description is based upon C.M. Life’s understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is

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represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

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Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in some cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. This treatment is applicable to withdrawals allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and withdrawals from an annuity contract entered into after August 13, 1982. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with

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applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain nonqualified deferred compensation plans.

a.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005

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through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2007 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Corporate Pension and Profit Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2007 is $15,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

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The withdrawal of elective deferrals and earnings thereon can only be made when an employee; (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”).

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been reemployed for at least 60 days); (h) distributions from an IRA made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an IRA made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an IRA. The exception stated in (c) above applies to an IRA without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than

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gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed on the amount of a shortfall.

The regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, 403(b) Tax-Sheltered Annuity or tax-qualified retirement plan with an annuity contract. During the accumulation phase of an annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount.

The actuarial value discussed above can be disregarded if the sum of the dollar amount credited to the owner or beneficiary and the actuarial present value of the additional benefits is no more than 120% of the dollar amount credited to the owner or beneficiary and the contract provides only the following benefits:

i.  Additional benefits that, in the case of a distribution, are reduced by an amount sufficient to ensure that the ratio of such sum to the dollar amount credited does not increase as a result of the distribution (i.e., benefits that are reduced proportionately upon withdrawal), and

ii.  An additional benefit that is the right to receive a final payment upon death that does not exceed the excess of premiums paid less the amount of prior distributions.

If the only additional benefit provided under the contract falls within (ii), above, it can be disregarded for purposes of calculating a required minimum distribution. A required minimum distribution from an annuity contract calculated for 2004 or 2005 will not fail to satisfy Code section 401(a)(9) provided the payments satisfy Code section 401(a)(9) based on a reasonable and good faith interpretation of its provisions. Please consult a tax adviser to determine if and how this requirement may impact your specific circumstances.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457 plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $15,000 in 2006 and to $15,500 in 2007. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as applicable All contract value in a governmental 457(b) deferred compensation contract must be held for the

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exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. This provision will continue to apply to tax-exempt 457(b) deferred compensation plans in years subsequent to 2001. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2006 and for each of the years in the two-year period then ended, and the statutory financial statements of C.M. Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated April 23, 2007 includes explanatory language that states that the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratio for certain sub-accounts. In addition, the KPMG LLP audit report refers to other auditors whose report on the financial highlights of C.M. Multi-Account A, for each of the years in the two-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 3) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2, in 2006, the Account has restated the financial highlights for 2005 and 2004 to reflect adjustments to the investment income ratios for certain sub-accounts.

/s/    KPMG LLP

Boston, MA

April 23, 2007

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Fidelity® VIP Contrafund® Sub-Account	ING VP Real Estate Sub-Account	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account

ASSETS
Investments
Number of shares	586,936	903,581	610,003	6,495,162	163,960	4,251,295	9,398,323	11,771,875	7,819,693	1,510,763	2,723,546

Identified cost	$7,449,387	$15,292,502	$6,859,527	$159,166,812	$3,072,804	$42,447,117	$94,171,994	$118,034,061	$118,294,715	$15,657,767	$29,256,258

Value	$10,218,552	$19,436,038	$8,552,239	$204,402,752	$3,213,606	$42,512,946	$103,663,497	$127,253,965	$134,387,369	$16,376,617	$27,970,820
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	252	-	-	-	-	-	-	-	-

Total assets	10,218,552	19,436,038	8,552,491	204,402,752	3,213,606	42,512,946	103,663,497	127,253,965	134,387,369	16,376,617	27,970,820

LIABILITIES
Annuitant mortality fluctuation reserve	258	301	205	2,743	-	5,534	1,733	9,845	2,407	4,956	1,773
Payable to C.M. Life Insurance Company	96,210	87,357	-	368,193	27,651	113,621	50,530	385,624	41,658	17,060	18,649

Total liabilities	96,468	87,658	205	370,936	27,651	119,155	52,263	395,469	44,065	22,016	20,422

NET ASSETS	$10,122,084	$19,348,380	$8,552,286	$204,031,816	$3,185,955	$42,393,791	$103,611,234	$126,858,496	$134,343,304	$16,354,601	$27,950,398

Net Assets:
Accumulation units – value	$10,113,677	$19,338,492	$8,545,594	$203,939,672	$3,185,955	$42,212,214	$103,554,594	$126,529,216	$134,262,659	$16,191,524	$27,892,332
Contracts in payout (annuitization) period	8,407	9,888	6,692	92,144	-	181,577	56,640	329,280	80,645	163,077	58,066

Net assets	$10,122,084	$19,348,380	$8,552,286	$204,031,816	$3,185,955	$42,393,791	$103,611,234	$126,858,496	$134,343,304	$16,354,601	$27,950,398

Outstanding units
Contract owners	668,965	1,651,868	2,827,387	11,496,845	260,654	5,195,907	7,413,557	6,998,992	12,217,792	1,388,397	2,580,334

UNIT VALUE
Panorama Premier	$15.35	$11.99	$3.05	$20.15	$12.22	$8.39	$15.51	$17.44	$10.63	$11.56	$10.84
Panorama Passage® (Note 1)
Tier 1	15.26	11.91	3.03	15.26	12.21	8.57	12.08	18.70	11.37	11.50	10.80
Tier 2	15.17	11.84	3.01	15.17	12.20	8.52	12.01	18.59	11.31	11.44	10.74
MassMutual Artistry	13.54	10.49	2.91	13.26	12.24	6.71	10.99	19.17	11.38	15.84	10.93

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account

ASSETS
Investments
Number of shares	5,200,159	9,919,224	9,937,322	3,734,808	924,876	2,479,626	1,088,347	3,448,406	5,177,997	4,008,459	1,140,496

Identified cost	$64,848,405	$99,266,687	$99,378,265	$34,549,048	$5,093,290	$33,852,644	$7,673,569	$34,396,744	$51,700,021	$40,095,224	$4,294,625

Value	$62,821,988	$102,168,006	$102,950,651	$47,818,265	$5,816,158	$43,269,469	$8,031,175	$36,035,847	$52,867,345	$42,168,987	$5,089,946
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C. M. Life Insurance Company	-	50,045	-	41,607	522	-	8,964	156,150	-	-	-

Total assets	62,821,988	102,218,051	102,950,651	47,859,872	5,816,680	43,269,469	8,040,139	36,191,997	52,867,345	42,168,987	5,089,946

LIABILITIES
Annuitant mortality fluctuation reserve	511	17,935	5,519	8,339	1	1,182	1,410	128	4,413	1,378	33
Payable to C.M. Life Insurance Company	19,241	-	70,639	-	-	45,463	-	-	43,853	53,558	2,170

Total liabilities	19,752	17,935	76,158	8,339	1	46,645	1,410	128	48,266	54,936	2,203

NET ASSETS	$62,802,236	$102,200,116	$102,874,493	$47,851,533	$5,816,679	$43,222,824	$8,038,729	$36,191,869	$52,819,079	$42,114,051	$5,087,743

Net Assets:
Accumulation units – value	$62,785,694	$101,610,263	$102,693,447	$47,577,436	$5,816,653	$43,184,043	$7,992,473	$36,187,707	$52,644,173	$42,069,159	$5,086,652
Contracts in payout (annuitization) period	16,542	589,853	181,046	274,097	26	38,781	46,256	4,162	174,906	44,892	1,091

Net assets	$62,802,236	$102,200,116	$102,874,493	$47,851,533	$5,816,679	$43,222,824	$8,038,729	$36,191,869	$52,819,079	$42,114,051	$5,087,743

Outstanding units
Contract owners	4,611,446	6,861,947	6,654,991	3,939,751	1,016,195	4,177,656	1,046,274	1,770,016	4,653,954	4,418,831	1,233,967

UNIT VALUE
Panorama Premier	$-	$14.89	$15.45	$12.16	$5.72	$10.27	$8.05	$20.44	$11.69	$9.82	$4.12
Panorama Passage® (Note 1)
Tier 1	13.76	14.84	15.40	12.09	5.69	10.79	7.88	20.37	11.75	9.62	4.10
Tier 2	13.68	14.75	15.31	12.02	5.65	10.73	7.83	20.26	11.69	9.57	4.07
MassMutual Artistry	13.36	15.01	15.58	12.24	5.84	9.48	5.89	20.61	8.63	6.84	4.20

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account

ASSETS
Investments
Number of shares	3,380,586	1,599,027	3,478,928	2,655,072	1,010,463	3,895,435	16,635,460	4,294,964	1,765,058	3,878,611	2,876,070

Identified cost	$34,820,820	$22,674,093	$74,347,921	$26,454,834	$10,092,538	$39,142,068	$166,245,864	$43,096,629	$20,221,112	$58,423,908	$101,933,370

Value	$34,111,329	$25,095,008	$90,540,625	$26,816,225	$10,690,700	$42,732,924	$167,186,376	$47,244,607	$28,373,241	$68,612,621	$119,155,594
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	28,391	11,658	-	50,510	-	-	-

Total assets	34,111,329	25,095,008	90,540,625	26,816,225	10,719,091	42,744,582	167,186,376	47,295,117	28,373,241	68,612,621	119,155,594

LIABILITIES
Annuitant mortality fluctuation reserve	986	271	8,118	1,217	-	2,479	9,241	4,632	3,287	10,333	8,232
Payable to C.M. Life Insurance Company	174,909	8,794	268,661	44,915	-	-	280,421	-	31,972	67,209	91,511

Total liabilities	175,895	9,065	276,779	46,132	-	2,479	289,662	4,632	35,259	77,542	99,743

NET ASSETS	$33,935,434	$25,085,943	$90,263,846	$26,770,093	$10,719,091	$42,742,103	$166,896,714	$47,290,485	$28,337,982	$68,535,079	$119,055,851

Net Assets:
Accumulation units – value	$33,903,131	$25,077,127	$89,994,921	$26,730,050	$10,719,091	$42,660,534	$166,591,416	$47,138,508	$28,228,496	$68,199,076	$118,783,780
Contracts in payout (annuitization) period	32,303	8,816	268,925	40,043	-	81,569	305,298	151,977	109,486	336,003	272,071

Net assets	$33,935,434	$25,085,943	$90,263,846	$26,770,093	$10,719,091	$42,742,103	$166,896,714	$47,290,485	$28,337,982	$68,535,079	$119,055,851

Outstanding units
Contract owners	2,068,458	1,233,667	8,220,490	1,600,244	740,632	2,574,409	7,937,607	3,345,675	1,876,463	5,168,920	10,976,967

UNIT VALUE
Panorama Premier	$17.23	$20.42	$10.18	$17.06	$14.47	$16.60	$24.32	$14.22	$16.97	$13.32	$11.61
Panorama Passage® (Note 1)
Tier 1	15.71	20.32	11.43	17.29	14.42	16.54	18.24	14.49	15.17	13.24	11.74
Tier 2	15.61	20.20	11.37	17.19	14.33	16.45	18.13	14.41	15.08	13.16	11.67
MassMutual Artistry	14.56	20.03	11.81	14.64	14.58	16.73	14.12	13.05	10.40	13.09	8.29

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2006

	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account

ASSETS
Investments
Number of shares	7,032,149	6,885,675	8,060,465	32,725,240	4,808,791	1,446,429	59,095,420	22,198,389	12,153,182	23,552,367	114,852

Identified cost	$77,299,678	$167,218,819	$65,660,300	$36,574,292	$95,557,780	$64,661,536	$59,095,420	$105,068,169	$23,343,646	$31,100,207	$1,356,667

Value	$78,478,788	$253,323,970	$68,916,973	$62,505,208	$119,161,833	$73,550,903	$59,095,420	$116,763,523	$27,101,596	$35,093,027	$1,297,827
Dividends receivable	-	-	-	-	-	-	110,433	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-	-	2,073

Total assets	78,478,788	253,323,970	68,916,973	62,505,208	119,161,833	73,550,903	59,205,853	116,763,523	27,101,596	35,093,027	1,299,900

LIABILITIES
Annuitant mortality fluctuation reserve	18,543	10,424	7,294	2,139	1,799	2,141	488	10,450	396	972	-
Payable to C.M. Life Insurance Company	93,367	488,343	53,837	79,491	115,810	149,699	67,470	7,823	29,385	77,048	-

Total liabilities	111,910	498,767	61,131	81,630	117,609	151,840	67,958	18,273	29,781	78,020	-

NET ASSETS	$78,366,878	$252,825,203	$68,855,842	$62,423,578	$119,044,224	$73,399,063	$59,137,895	$116,745,250	$27,071,815	$35,015,007	$1,299,900

Net Assets:
Accumulation units – value	$77,757,693	$252,481,804	$68,615,120	$62,353,200	$118,983,288	$73,328,732	$59,121,885	$116,397,716	$27,058,803	$34,983,376	$1,299,900
Contracts in payout (annuitization) period	609,185	343,399	240,722	70,378	60,936	70,331	16,010	347,534	13,012	31,631	-

Net assets	$78,366,878	$252,825,203	$68,855,842	$62,423,578	$119,044,224	$73,399,063	$59,137,895	$116,745,250	$27,071,815	$35,015,007	$1,299,900

Outstanding units
Contract owners	5,001,584	13,749,758	5,193,645	3,158,457	10,899,311	8,917,327	4,950,911	7,715,457	2,044,259	2,480,715	138,254

UNIT VALUE
Panorama Premier	$15.67	$20.31	$13.24	$24.28	$10.97	$10.05	$12.84	$15.27	$14.42	$14.71	$9.40
Panorama Passage® (Note 1)
Tier 1	-	20.25	13.24	15.80	11.28	10.02	11.15	15.09	10.03	11.33	9.40
Tier 2	-	20.13	13.16	15.71	11.22	9.97	11.09	15.00	9.97	11.26	9.39
MassMutual Artistry	-	13.68	13.43	11.30	9.93	5.41	10.96	14.77	9.85	10.65	9.42

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account

Investment income
Dividends	$152,454	$-	$-	$-	$2,637,751	$99,872	$21,917	$-	$69,642	$-

Expenses
Mortality and expense risk fees and administrative charges	139,586	291,744	125,997	40,319	2,848,255	77,645	13,761	226,903	67,130	11,671

Net investment income (loss)	12,868	(291,744)	(125,997)	(40,319)	(210,504)	22,227	8,156	(226,903)	2,512	(11,671)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	617,628	985,289	117,170	1,355,273	7,367,212	1,500,886	102,949	9,701,299	2,726,385	442,404
Realized gain distribution	58,881	-	-	-	16,465,101	-	48,023	-	-	47,952

Realized gain (loss)	676,509	985,289	117,170	1,355,273	23,832,313	1,500,886	150,972	9,701,299	2,726,385	490,356

Change in net unrealized appreciation/depreciation of investments	692,722	79,491	755,335	(1,143,686)	(3,699,684)	(1,281,857)	140,802	(7,708,474)	(2,035,599)	(215,624)

Net gain (loss) on investments	1,369,231	1,064,780	872,505	211,587	20,132,629	219,029	291,774	1,992,825	690,786	274,732

Net increase (decrease) in net assets resulting from operations	1,382,099	773,036	746,508	171,268	19,922,125	241,256	299,930	1,765,922	693,298	263,061

Capital transactions:
Transfer of net premiums	210,609	716,106	285,636	127,508	6,916,891	150,218	158,210	534,377	72,477	57,143
Transfers due to death benefits	(72,451)	(143,605)	(56,140)	(3,692)	(1,948,223)	(19,940)	(9,038)	(144,141)	(40,605)	(465)
Transfers due to annuity benefit payments	(1,257)	(1,492)	(903)	-	(14,037)	(560)	-	(154)	(420)	(97)
Transfers due to withdrawal of funds	(1,491,929)	(3,172,009)	(1,453,713)	(329,129)	(35,294,400)	(732,018)	(193,397)	(2,287,221)	(731,219)	(70,709)
Transfers due to loans, net of repayments	(9,269)	2,146	(209)	(3,012)	(129,269)	1,462	(899)	(8,661)	(813)	(62)
Transfers due to rider and contingent deferred sales charges	(1,163)	(2,394)	(1,237)	(252)	(12,811)	(869)	(306)	(1,355)	(445)	(279)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	169	135	124	-	(905)	177	-	25	397	156
Transfers between Sub-Accounts and to/from Fixed Account	(592,244)	(1,953,291)	(805,549)	(9,166,504)	7,414,951	(16,768,957)	2,931,455	(51,451,215)	(15,033,239)	(2,490,689)

Net increase (decrease) in net assets resulting from capital transactions	(1,957,535)	(4,554,404)	(2,031,991)	(9,375,081)	(23,067,803)	(17,370,487)	2,886,025	(53,358,345)	(15,733,867)	(2,505,002)

Total increase (decrease)	(575,436)	(3,781,368)	(1,285,483)	(9,203,813)	(3,145,678)	(17,129,231)	3,185,955	(51,592,423)	(15,040,569)	(2,241,941)

NET ASSETS, at beginning of the year	10,697,520	23,129,748	9,837,769	9,203,813	207,177,494	17,129,231	-	51,592,423	15,040,569	2,241,941

NET ASSETS, at end of the year	$10,122,084	$19,348,380	$8,552,286	$-	$204,031,816	$-	$3,185,955	$-	$-	$-

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account

Investment income
Dividends	$184,297	$3,322,082	$2,868,032	$3,413,771	$171,027	$1,152,302	$3,023,869	$1,587,768	$747,627	$297,496

Expenses
Mortality and expense risk fees and administrative charges	634,832	1,452,823	1,700,517	1,656,521	166,031	420,927	928,158	1,301,035	1,344,747	594,005

Net investment income (loss)	(450,535)	1,869,259	1,167,515	1,757,250	4,996	731,375	2,095,711	286,733	(597,120)	(296,509)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(2,132,521)	13,839,776	9,468,685	3,071	520,350	(423,690)	(549,884)	15,132,938	14,711,540	1,910,594
Realized gain distribution	-	-	13,736,102	-	539,678	-	-	115,869	-	-

Realized gain (loss)	(2,132,521)	13,839,776	23,204,787	3,071	1,060,028	(423,690)	(549,884)	15,248,807	14,711,540	1,910,594

Change in net unrealized appreciation/depreciation of investments	3,995,962	(694,170)	(6,553,943)	10,248,168	392,105	(427,648)	102,932	(5,399,540)	(6,402,678)	3,735,850

Net gain (loss) on investments	1,863,441	13,145,606	16,650,844	10,251,239	1,452,133	(851,338)	(446,952)	9,849,267	8,308,862	5,646,444

Net increase (decrease) in net assets resulting from operations	1,412,906	15,014,865	17,818,359	12,008,489	1,457,129	(119,963)	1,648,759	10,136,000	7,711,742	5,349,935

Capital transactions:
Transfer of net premiums	1,482,585	1,962,161	4,209,852	3,068,550	288,477	1,479,141	3,082,727	5,601,194	4,879,144	2,122,490
Transfers due to death benefits	(328,700)	(1,017,937)	(1,581,103)	(1,742,733)	(219,784)	(127,471)	(834,347)	(1,145,182)	(580,576)	(469,404)
Transfers due to annuity benefit payments	(14,303)	(6,796)	(25,379)	(8,296)	(10,454)	(5,267)	(3,701)	(50,740)	(13,050)	(27,279)
Transfers due to withdrawal of funds	(7,653,589)	(19,963,586)	(16,789,954)	(19,143,310)	(2,042,633)	(5,221,365)	(12,358,413)	(14,290,952)	(14,511,263)	(6,162,650)
Transfers due to loans, net of repayments	(17,336)	(16,627)	(35,175)	(32,566)	622	(18,913)	(41,245)	(10,434)	(33,846)	6,162
Transfers due to rider and contingent deferred sales charges	(5,257)	(9,760)	(12,334)	(7,494)	(950)	(2,326)	(16,031)	(6,062)	(7,635)	(6,872)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	2,717	894	(2,494)	(577)	1,247	1,048	492	6,285	2,537	2,913
Transfers between Sub-Accounts and to/from Fixed Account	(4,127,837)	(6,382,942)	(5,458,833)	43,584,137	13,999,445	634,962	(3,478,183)	19,653,220	15,616,210	4,850,589

Net increase (decrease) in net assets resulting from capital transactions	(10,661,720)	(25,434,593)	(19,695,420)	25,717,711	12,015,970	(3,260,191)	(13,648,701)	9,757,329	5,351,521	315,949

Total increase (decrease)	(9,248,814)	(10,419,728)	(1,877,061)	37,726,200	13,473,099	(3,380,154)	(11,999,942)	19,893,329	13,063,263	5,665,884

NET ASSETS, at beginning of the year	51,642,605	114,030,962	128,735,557	96,617,104	2,881,502	31,330,552	74,802,178	82,306,787	89,811,230	42,185,649

NET ASSETS, at end of the year	$42,393,791	$103,611,234	$126,858,496	$134,343,304	$16,354,601	$27,950,398	$62,802,236	$102,200,116	$102,874,493	$47,851,533

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account

Investment income
Dividends	$-	$638,038	$37,063	$243,245	$80,414	$438,335	$2,545	$131,258	$-	$1,202,759

Expenses
Mortality and expense risk fees and administrative charges	77,077	626,008	118,487	426,534	796,665	601,192	75,449	529,079	315,624	1,181,915

Net investment income (loss)	(77,077)	12,030	(81,424)	(183,289)	(716,251)	(162,857)	(72,904)	(397,821)	(315,624)	20,844

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	388,443	163,555	(644,343)	6,794,275	4,581,993	(5,921,320)	320,698	3,342,502	1,693,184	(1,104,357)
Realized gain distribution	-	-	-	-	-	-	-	8,220,135	2,467,978	5,983,661

Realized gain (loss)	388,443	163,555	(644,343)	6,794,275	4,581,993	(5,921,320)	320,698	11,562,637	4,161,162	4,879,304

Change in net unrealized appreciation/depreciation of investments	(102,103)	5,522,976	732,121	(1,523,358)	(1,816,226)	10,273,389	19,576	(7,743,311)	(802,053)	8,656,708

Net gain (loss) on investments	286,340	5,686,531	87,778	5,270,917	2,765,767	4,352,069	340,274	3,819,326	3,359,109	13,536,012

Net increase (decrease) in net assets resulting from operations	209,263	5,698,561	6,354	5,087,628	2,049,516	4,189,212	267,370	3,421,505	3,043,485	13,556,856

Capital transactions:
Transfer of net premiums	312,872	984,512	211,885	2,359,313	1,295,746	832,241	153,003	840,902	1,014,636	2,894,707
Transfers due to death benefits	(21,173)	(598,208)	(111,837)	(165,533)	(446,840)	(230,645)	(8,959)	(467,956)	(48,327)	(813,602)
Transfers due to annuity benefit payments	(321)	(7,936)	(11,423)	(351)	(11,533)	(4,607)	(781)	(6,429)	(1,057)	(22,913)
Transfers due to withdrawal of funds	(690,055)	(7,971,490)	(1,402,240)	(4,043,546)	(9,860,755)	(7,602,434)	(722,820)	(6,702,335)	(3,037,476)	(12,402,458)
Transfers due to loans, net of repayments	(380)	4,870	(343)	(37,854)	(31,354)	3,995	1,256	5,865	(10,168)	(69,553)
Transfers due to rider and contingent deferred sales charges	(764)	(3,500)	(979)	(2,657)	(5,445)	(3,668)	(694)	(5,227)	(2,099)	(5,556)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	2	443	740	79	(27,729)	924	18	475	184	573
Transfers between Sub-Accounts and to/from Fixed Account	430,420	(3,655,172)	(433,417)	6,232,637	(4,594,729)	(2,026,974)	(964,701)	(5,656,242)	2,181,005	(4,648,718)

Net increase (decrease) in net assets resulting from capital transactions	30,601	(11,246,481)	(1,747,614)	4,342,088	(13,682,639)	(9,031,168)	(1,543,678)	(11,990,947)	96,698	(15,067,520)

Total increase (decrease)	239,864	(5,547,920)	(1,741,260)	9,429,716	(11,633,123)	(4,841,956)	(1,276,308)	(8,569,442)	3,140,183	(1,510,664)

NET ASSETS, at beginning of the year	5,576,815	48,770,744	9,779,989	26,762,153	64,452,202	46,956,007	6,364,051	42,504,876	21,945,760	91,774,510

NET ASSETS, at end of the year	$5,816,679	$43,222,824	$8,038,729	$36,191,869	$52,819,079	$42,114,051	$5,087,743	$33,935,434	$25,085,943	$90,263,846

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account

Investment income
Dividends	$283,556	$24,675	$499,232	$-	$506,194	$-	$1,638,606	$478,577	$4,872,731	$2,517,491

Expenses
Mortality and expense risk fees and administrative charges	382,344	139,904	518,188	2,504,164	578,980	401,296	997,476	1,685,809	1,152,476	3,308,038

Net investment income (loss)	(98,788)	(115,229)	(18,956)	(2,504,164)	(72,786)	(401,296)	641,130	(1,207,232)	3,720,255	(790,547)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	6,689,346	1,474,540	3,238,145	62,981,650	13,855,548	1,022,925	1,028,634	(4,081,382)	341,633	7,634,947
Realized gain distribution	1,173,190	-	263,018	-	31,312	-	3,602,158	-	-	13,150,165

Realized gain (loss)	7,862,536	1,474,540	3,501,163	62,981,650	13,886,860	1,022,925	4,630,792	(4,081,382)	341,633	20,785,112

Change in net unrealized appreciation/depreciation of investments	(4,567,968)	(558,315)	2,736,893	(51,426,785)	(5,385,356)	1,440,944	1,201,432	12,899,157	(1,010,304)	16,358,236

Net gain (loss) on investments	3,294,568	916,225	6,238,056	11,554,865	8,501,504	2,463,869	5,832,224	8,817,775	(668,671)	37,143,348

Net increase (decrease) in net assets resulting from operations	3,195,780	800,996	6,219,100	9,050,701	8,428,718	2,062,573	6,473,354	7,610,543	3,051,584	36,352,801

Capital transactions:
Transfer of net premiums	856,441	727,179	2,787,279	3,161,300	1,604,242	1,339,562	1,750,890	4,296,229	1,230,763	8,789,330
Transfers due to death benefits	(127,095)	(156,017)	(469,723)	(1,341,001)	(246,573)	(206,871)	(934,323)	(912,547)	(1,389,929)	(2,075,072)
Transfers due to annuity benefit payments	(4,416)	-	(5,398)	(35,947)	(11,884)	(15,172)	(35,924)	(21,000)	(68,251)	(26,364)
Transfers due to withdrawal of funds	(4,299,962)	(1,372,940)	(6,226,592)	(30,223,450)	(7,320,424)	(4,886,259)	(12,794,011)	(18,348,911)	(16,270,375)	(33,039,447)
Transfers due to loans, net of repayments	(631)	(13,051)	(40,583)	(53,745)	(22,501)	(11,385)	(35,847)	(44,725)	-	(119,960)
Transfers due to rider and contingent deferred sales charges	(3,115)	(507)	(3,472)	(11,942)	(4,887)	(2,964)	(3,944)	(12,239)	(6,433)	(20,061)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	261	-	704	2,428	1,593	45	7,572	1,836	8,220	2,627
Transfers between Sub-Accounts and to/from Fixed Account	2,101,149	241,072	4,810,690	(8,288,377)	5,082,093	852,836	(5,214,171)	(5,088,571)	(4,571,330)	4,769,498

Net increase (decrease) in net assets resulting from capital transactions	(1,477,368)	(574,264)	852,905	(36,790,734)	(918,341)	(2,930,208)	(17,259,758)	(20,129,928)	(21,067,335)	(21,719,449)

Total increase (decrease)	1,718,412	226,732	7,072,005	(27,740,033)	7,510,377	(867,635)	(10,786,404)	(12,519,385)	(18,015,751)	14,633,352

NET ASSETS, at beginning of the year	25,051,681	10,492,359	35,670,098	194,636,747	39,780,108	29,205,617	79,321,483	131,575,236	96,382,629	238,191,851

NET ASSETS, at end of the year	$26,770,093	$10,719,091	$42,742,103	$166,896,714	$47,290,485	$28,337,982	$68,535,079	$119,055,851	$78,366,878	$252,825,203

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2006

	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MidCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account

Investment income
Dividends	$5,308,517	$356,094	$1,428,709	$-	$2,865,995	$4,966,600	$384,634	$1,059,997	$35,754

Expenses
Mortality and expense risk fees and administrative charges	955,441	770,122	1,669,432	1,098,920	856,374	1,581,056	390,640	528,342	5,828

Net investment income (loss)	4,353,076	(414,028)	(240,723)	(1,098,920)	2,009,621	3,385,544	(6,006)	531,655	29,926

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,285,316	5,022,864	(78,978)	(9,087,890)	-	1,998,732	(120,272)	(570,886)	(11,036)
Realized gain distribution	-	-	-	-	2,455	-	-	-	4,852

Realized gain (loss)	1,285,316	5,022,864	(78,978)	(9,087,890)	2,455	1,998,732	(120,272)	(570,886)	(6,184)

Change in net unrealized appreciation/depreciation of investments	(366,980)	9,832,407	15,518,517	11,396,172	-	1,390,103	3,568,841	3,596,064	(58,840)

Net gain (loss) on investments	918,336	14,855,271	15,439,539	2,308,282	2,455	3,388,835	3,448,569	3,025,178	(65,024)

Net increase (decrease) in net assets resulting from operations	5,271,412	14,441,243	15,198,816	1,209,362	2,012,076	6,774,379	3,442,563	3,556,833	(35,098)

Capital transactions:
Transfer of net premiums	2,159,080	1,469,917	2,093,795	3,199,540	4,674,272	4,399,025	420,909	367,674	49,454
Transfers due to death benefits	(695,200)	(415,734)	(1,200,780)	(501,582)	(2,038,133)	(1,876,438)	(161,190)	(433,418)	-
Transfers due to annuity benefit payments	(19,295)	(11,963)	(9,693)	(6,354)	(1,400)	(46,963)	(5,131)	(2,989)	-
Transfers due to withdrawal of funds	(10,593,983)	(11,051,601)	(19,352,520)	(11,743,580)	(29,947,842)	(16,478,065)	(5,419,622)	(7,445,193)	(100,382)
Transfers due to loans, net of repayments	3,243	(3,974)	(22,188)	(17,015)	(96,127)	(47,974)	(867)	(155)	(676)
Transfers due to rider and contingent deferred sales charges	(14,479)	(3,464)	(8,603)	(6,260)	(5,348)	(12,293)	(1,306)	(943)	(340)
Transfers due to net charge (credit) to annuitant mortality fluctuation and mortality losses	1,930	398	(743)	1,050	234	731	142	684	-
Transfers between Sub-Accounts and to/from Fixed Account	1,236,775	6,224,042	(4,775,878)	(5,319,409)	20,983,227	4,808,298	(1,710,091)	(2,261,787)	1,386,942

Net increase (decrease) in net assets resulting from capital transactions	(7,921,929)	(3,792,379)	(23,276,610)	(14,393,610)	(6,431,117)	(9,253,679)	(6,877,156)	(9,776,127)	1,334,998

Total increase (decrease)	(2,650,517)	10,648,864	(8,077,794)	(13,184,248)	(4,419,041)	(2,479,300)	(3,434,593)	(6,219,294)	1,299,900

NET ASSETS, at beginning of the year	71,506,359	51,774,714	127,122,018	86,583,311	63,556,936	119,224,550	30,506,408	41,234,301	-

NET ASSETS, at end of the year	$68,855,842	$62,423,578	$119,044,224	$73,399,063	$59,137,895	$116,745,250	$27,071,815	$35,015,007	$1,299,900

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub-Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

Investment income
Dividends	$142,544	$-	$-	$2,565,596	$1,160,162	$1,727,618	$1,160,308	$162,337	$566,980	$233,082	$153,888	$165,000

Expenses
Mortality and expense risk fees and administrative charges	157,572	329,564	143,319	1,690,763	1,777,937	1,020,678	1,165,175	128,833	2,659,903	772,219	246,284	298,971

Net investment income (loss)	(15,028)	(329,564)	(143,319)	874,833	(617,775)	706,940	(4,867)	33,504	(2,092,923)	(539,137)	(92,396)	(133,971)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	357,369	210,029	(234,689)	(1,149,313)	2,669,577	1,246,055	1,676,746	96,256	2,281,687	(7,131,364)	(1,031,167)	658,149
Realized gain distribution	-	-	-	-	13,423,423	-	350,813	-	35,436	-	-	133,467

Realized gain (loss)	357,369	210,029	(234,689)	(1,149,313)	16,093,000	1,246,055	2,027,559	96,256	2,317,123	(7,131,364)	(1,031,167)	791,616

Change in net unrealized appreciation/depreciation of investments	17,590	1,563,150	351,037	3,865,566	(10,930,356)	3,781,139	1,867,331	253,004	27,697,479	9,585,856	2,289,540	1,029,500

Net gain (loss) on investments	374,959	1,773,179	116,348	2,716,253	5,162,644	5,027,194	3,894,890	349,260	30,014,602	2,454,492	1,258,373	1,821,116

Net increase (decrease) in net assets resulting from operations	359,931	1,443,615	(26,971)	3,591,086	4,544,869	5,734,134	3,890,023	382,764	27,921,679	1,915,355	1,165,977	1,687,145

Capital transactions:
Transfer of net premiums	207,433	667,099	326,242	2,247,757	4,518,039	3,822,450	4,855,399	720,057	5,705,695	1,460,453	359,781	2,133,832
Transfers due to death benefits	(218,136)	(285,640)	(62,130)	(1,437,970)	(749,064)	(441,954)	(608,919)	(52,213)	(1,830,841)	(600,076)	(172,986)	(33,592)
Transfers due to annuity benefit payments	(1,177)	(1,461)	(859)	(5,803)	(24,213)	(26,908)	(10,927)	-	(9,524)	(14,102)	(1,946)	(321)
Transfers due to withdrawal of funds	(1,546,701)	(3,097,237)	(1,664,967)	(15,800,488)	(14,317,367)	(8,423,149)	(9,097,642)	(887,715)	(26,142,168)	(7,609,163)	(2,600,311)	(2,216,094)
Transfers due to loans, net of repayments	(885)	(15,645)	(8,473)	(14,559)	(43,342)	(21,688)	(58,257)	3,632	(46,111)	(15,425)	(8,207)	(28,004)
Transfers due to rider and contingent deferred sales charges	(1,443)	(2,864)	(1,610)	(11,698)	(13,020)	(4,348)	(5,360)	(899)	(10,556)	(6,824)	(2,828)	(2,190)
Transfers due to net charge (credit) to annuitant mortality fluctuation	171	131	128	769	1,594	(21,013)	1,375	-	(2,839)	2,598	(13,803)	79
Transfers between Sub-Accounts and to/from Fixed Account	(1,377,349)	(2,222,817)	(772,498)	(9,105,723)	(210,815)	14,248,642	9,381,907	(830,770)	11,758,563	(6,938,876)	(1,208,802)	10,197,057

Net increase (decrease) in net assets resulting from capital transactions	(2,938,087)	(4,958,434)	(2,184,167)	(24,127,715)	(10,838,188)	9,132,032	4,457,576	(1,047,908)	(10,577,781)	(13,721,415)	(3,649,102)	10,050,767

Total increase (decrease)	(2,578,156)	(3,514,819)	(2,211,138)	(20,536,629)	(6,293,319)	14,866,166	8,347,599	(665,144)	17,343,898	(11,806,060)	(2,483,125)	11,737,912

NET ASSETS, at beginning of the year	13,275,676	26,644,567	12,048,907	134,567,591	135,028,876	67,440,621	81,463,631	9,868,957	189,833,596	63,448,665	19,612,356	15,024,241

NET ASSETS, at end of the year	$10,697,520	$23,129,748	$9,837,769	$114,030,962	$128,735,557	$82,306,787	$89,811,230	$9,203,813	$207,177,494	$51,642,605	$17,129,231	$26,762,153

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account

Investment income
Dividends	$1,188,006	$134,016	$674,412	$100,802	$-	$2,765,971	$-	$34,683	$1,748,625	$685,842	$42,615	$1,444,168

Expenses
Mortality and expense risk fees and administrative charges	733,284	894,095	711,526	246,654	29,730	1,399,465	78,268	39,132	1,304,329	737,017	147,893	404,513

Net investment income (loss)	454,722	(760,079)	(37,114)	(145,852)	(29,730)	1,366,506	(78,268)	(4,449)	444,296	(51,175)	(105,278)	1,039,655

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,101,008	(2,769,732)	(7,276,472)	(94,639)	18,858	(5,233,680)	446,124	97,315	(5,986,119)	(1,241,756)	(1,665,790)	22,394
Realized gain distribution	-	-	-	-	-	-	-	140,094	-	-	-	3,155

Realized gain (loss)	1,101,008	(2,769,732)	(7,276,472)	(94,639)	18,858	(5,233,680)	446,124	237,409	(5,986,119)	(1,241,756)	(1,665,790)	25,549

Change in net unrealized appreciation/depreciation of investments	1,677,705	10,199,379	9,141,966	1,132,301	109,472	7,033,164	(446,595)	(122,770)	7,156,375	2,681,955	1,990,417	(1,020,685)

Net gain (loss) on investments	2,778,713	7,429,647	1,865,494	1,037,662	128,330	1,799,484	(471)	114,639	1,170,256	1,440,199	324,627	(995,136)

Net increase (decrease) in net assets resulting from operations	3,233,435	6,669,568	1,828,380	891,810	98,600	3,165,990	(78,739)	110,190	1,614,552	1,389,024	219,349	44,519

Capital transactions:
Transfer of net premiums	1,880,686	1,346,031	990,323	313,298	116,589	3,023,558	214,810	77,471	4,336,010	973,908	214,775	1,731,947
Transfers due to death benefits	(590,341)	(522,752)	(429,235)	(152,261)	(8,288)	(872,315)	(108,850)	-	(640,854)	(615,151)	(50,122)	(196,583)
Transfers due to annuity benefit payments	(438)	(3,531)	(3,079)	(2,978)	(262)	(6,418)	(313)	(7,305)	(20,248)	(7,416)	(10,989)	(5,375)
Transfers due to withdrawal of funds	(6,078,034)	(9,476,859)	(7,885,628)	(2,575,363)	(268,173)	(12,799,165)	(616,016)	(243,387)	(11,590,118)	(8,658,640)	(1,871,225)	(4,105,689)
Transfers due to loans, net of repayments	(10,975)	(15,343)	(8,603)	(1,916)	(5,754)	(25,023)	(3,794)	(8,309)	(40,480)	(12,139)	(5,554)	(30,537)
Transfers due to rider and contingent deferred sales charges	(4,414)	(7,096)	(5,968)	(1,550)	(685)	(5,267)	(645)	(132)	(5,739)	(4,261)	(1,203)	(2,385)
Transfers due to net charge (credit) to annuitant mortality fluctuation	88	(4,013)	(4,714)	368	68	995	8	1,608	3,291	612	829	(219)
Transfers between Sub-Accounts and to/from Fixed Account	(6,273,509)	(897,936)	(5,850,712)	(3,896,175)	268,826	(8,245,946)	(417,082)	85,273	(5,164,450)	(2,651,550)	(612,963)	9,078,882

Net increase (decrease) in net assets resulting from capital transactions	(11,076,937)	(9,581,499)	(13,197,616)	(6,316,577)	102,321	(18,929,581)	(931,882)	(94,781)	(13,122,588)	(10,974,637)	(2,336,452)	6,470,041

Total increase (decrease)	(7,843,502)	(2,911,931)	(11,369,236)	(5,424,767)	200,921	(15,763,591)	(1,010,621)	15,409	(11,508,036)	(9,585,613)	(2,117,103)	6,514,560

NET ASSETS, at beginning of the year	59,435,925	67,364,133	58,325,243	20,465,336	2,041,020	112,380,695	6,587,436	2,866,093	103,282,546	58,356,357	11,897,092	24,815,992

NET ASSETS, at end of the year	$51,592,423	$64,452,202	$46,956,007	$15,040,569	$2,241,941	$96,617,104	$5,576,815	$2,881,502	$91,774,510	$48,770,744	$9,779,989	$31,330,552

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$274,275	$3,788,437	$2,964	$110,762	$-	$-	$-	$1,489,660	$1,264,469	$5,482,156	$2,260,761	$4,827,496

Expenses
Mortality and expense risk fees and administrative charges	552,873	1,136,071	104,948	626,526	392,828	281,684	1,166,527	1,140,108	1,831,876	1,379,718	2,986,820	1,029,749

Net investment income (loss)	(278,598)	2,652,366	(101,984)	(515,764)	(392,828)	(281,684)	(1,166,527)	349,552	(567,407)	4,102,438	(726,059)	3,797,747

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	996,306	86,966	402,320	2,137,493	(81,057)	1,090,747	(10,226,064)	808,295	(7,989,567)	(316,347)	2,825,972	2,549,426
Realized gain distribution	-	-	-	2,061,046	-	2,331,215	-	3,043,333	-	-	-	-

Realized gain (loss)	996,306	86,966	402,320	4,198,539	(81,057)	3,421,962	(10,226,064)	3,851,628	(7,989,567)	(316,347)	2,825,972	2,549,426

Change in net unrealized appreciation/depreciation of investments	2,361,442	(2,001,029)	(430,549)	(4,594,214)	3,133,884	(1,270,673)	20,140,535	(2,203,972)	13,049,616	(2,507,753)	25,120,923	(5,748,723)

Net gain (loss) on investments	3,357,748	(1,914,063)	(28,229)	(395,675)	3,052,827	2,151,289	9,914,471	1,647,656	5,060,049	(2,824,100)	27,946,895	(3,199,297)

Net increase (decrease) in net assets resulting from operations	3,079,150	738,303	(130,213)	(911,439)	2,659,999	1,869,605	8,747,944	1,997,208	4,492,642	1,278,338	27,220,836	598,450

Capital transactions:
Transfer of net premiums	1,463,995	4,701,312	171,912	874,438	1,127,174	961,247	3,709,863	2,471,307	4,651,239	1,375,768	8,725,174	2,463,459
Transfers due to death benefits	(434,895)	(615,220)	(96,141)	(258,947)	(236,112)	(80,001)	(610,952)	(1,244,131)	(959,682)	(1,476,418)	(1,473,486)	(890,612)
Transfers due to annuity benefit payments	(24,785)	(3,675)	(774)	(5,932)	(13,254)	(947)	(5,901)	(37,926)	(18,898)	(66,545)	(22,062)	(17,701)
Transfers due to withdrawal of funds	(4,906,380)	(10,439,263)	(867,682)	(5,130,705)	(3,514,797)	(2,468,211)	(9,966,294)	(11,403,225)	(14,932,105)	(12,453,335)	(25,327,694)	(9,019,197)
Transfers due to loans, net of repayments	(20,458)	(31,646)	(4,374)	(4,565)	(16,321)	(7,380)	(61,559)	402	(63,936)	-	(145,321)	(8,173)
Transfers due to rider and contingent deferred sales charges	(7,151)	(18,145)	(866)	(6,294)	(2,583)	(2,182)	(6,939)	(5,191)	(13,392)	(7,141)	(17,958)	(15,568)
Transfers due to net charge (credit) to annuitant mortality fluctuation	3,180	451	30	(2,259)	1,298	164	(1,326)	2,204	(1,636)	7,253	(6,282)	(25,717)
Transfers between Sub-Accounts and to/from Fixed Account	3,366,870	(4,717,282)	(2,120,230)	(2,510,170)	(1,001,312)	637,618	(4,153,191)	273,650	(6,252,539)	(3,172,356)	8,480,427	(4,798,031)

Net increase (decrease) in net assets resulting from capital transactions	(559,624)	(11,123,468)	(2,918,125)	(7,044,434)	(3,655,907)	(959,692)	(11,096,299)	(9,942,910)	(17,590,949)	(15,792,774)	(9,787,202)	(12,311,540)

Total increase (decrease)	2,519,526	(10,385,165)	(3,048,338)	(7,955,873)	(995,908)	909,913	(2,348,355)	(7,945,702)	(13,098,307)	(14,514,436)	17,433,634	(11,713,090)

NET ASSETS, at beginning of the year	39,666,123	85,187,343	9,412,389	50,460,749	30,201,525	21,035,847	88,931,666	87,267,185	144,673,543	110,897,065	220,758,217	83,219,449

NET ASSETS, at end of the year	$42,185,649	$74,802,178	$6,364,051	$42,504,876	$29,205,617	$21,945,760	$86,583,311	$79,321,483	$131,575,236	$96,382,629	$238,191,851	$71,506,359

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2005

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account

Investment income
Dividends	$440,446	$1,893,095	$1,961,640	$5,598,425	$528,249	$1,178,949	$187,915	$169,652	$11,025	$526,223	$-	$444,034

Expenses
Mortality and expense risk fees and administrative charges	681,531	1,865,729	973,302	1,675,906	452,319	632,279	58,207	353,902	133,603	444,531	2,570,319	518,393

Net investment income (loss)	(241,085)	27,366	988,338	3,922,519	75,930	546,670	129,708	(184,250)	(122,578)	81,692	(2,570,319)	(74,359)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,769,261	(3,383,603)	-	1,326,368	(4,130,548)	(2,858,504)	1,545,832	2,023,934	251,849	897,834	8,488,731	1,457,767
Realized gain distribution	-	-	-	-	-	-	-	727,619	-	1,641,792	10,715,020	-

Realized gain (loss)	2,769,261	(3,383,603)	-	1,326,368	(4,130,548)	(2,858,504)	1,545,832	2,751,553	251,849	2,539,626	19,203,751	1,457,767

Change in net unrealized appreciation/depreciation of investments	3,278,631	8,962,376	-	(3,769,553)	5,514,344	3,624,301	(1,683,493)	(2,007,897)	333,807	(1,662,534)	6,439,552	1,856,475

Net gain (loss) on investments	6,047,892	5,578,773	-	(2,443,185)	1,383,796	765,797	(137,661)	743,656	585,656	877,092	25,643,303	3,314,242

Net increase (decrease) in net assets resulting from operations	5,806,807	5,606,139	988,338	1,479,334	1,459,726	1,312,467	(7,953)	559,406	463,078	958,784	23,072,984	3,239,883

Capital transactions:
Transfer of net premiums	1,054,774	2,919,653	4,550,325	4,982,718	583,363	497,899	172,502	690,477	645,918	2,634,204	3,286,240	1,625,710
Transfers due to death benefits	(232,314)	(1,259,997)	(624,524)	(1,385,996)	(281,933)	(502,546)	-	(206,009)	(221,144)	(178,473)	(1,337,506)	(233,549)
Transfers due to annuity benefit payments	(9,561)	(8,132)	(1,097)	(42,742)	(4,819)	(2,926)	(885)	(3,851)	-	(5,142)	(31,740)	(10,525)
Transfers due to withdrawal of funds	(7,314,344)	(18,514,271)	(23,187,711)	(14,968,619)	(5,404,596)	(7,314,471)	(557,251)	(3,731,262)	(1,009,866)	(3,517,543)	(23,738,851)	(5,307,310)
Transfers due to loans, net of repayments	(10,211)	(50,302)	(60,132)	(56,906)	157	431	(6,684)	(16,311)	(8,311)	(36,435)	(10,878)	(27,987)
Transfers due to rider and contingent deferred sales charges	(2,979)	(9,585)	(5,641)	(13,211)	(1,349)	(1,235)	(605)	(2,848)	(725)	(3,317)	(13,456)	(4,257)
Transfers due to net charge (credit) to annuitant mortality fluctuation	639	(2,034)	467	2,388	220	703	93	483	-	1,065	3,546	(3,357)
Transfers between Sub-Accounts and to/from Fixed Account	425,362	(8,359,453)	8,713,435	3,145,083	(2,105,111)	(3,711,971)	(6,959,527)	34,470	1,009,264	8,398,549	1,043,949	4,293,924

Net increase (decrease) in net assets resulting from capital transactions	(6,088,634)	(25,284,121)	(10,614,878)	(8,337,285)	(7,214,068)	(11,034,116)	(7,352,357)	(3,234,851)	415,136	7,292,908	(20,798,696)	332,649

Total increase (decrease)	(281,827)	(19,677,982)	(9,626,540)	(6,857,951)	(5,754,342)	(9,721,649)	(7,360,310)	(2,675,445)	878,214	8,251,692	2,274,288	3,572,532

NET ASSETS, at beginning of the year	52,056,541	146,800,000	73,183,476	126,082,501	36,260,750	50,955,950	7,360,310	27,727,126	9,614,145	27,418,406	192,362,459	36,207,576

NET ASSETS, at end of the year	$51,774,714	$127,122,018	$63,556,936	$119,224,550	$30,506,408	$41,234,301	$-	$25,051,681	$10,492,359	$35,670,098	$194,636,747	$39,780,108

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Life Insurance Company (“C.M. Life”) is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). C.M. Multi-Account A (the “Separate Account”) was established on August 3, 1994 as a separate investment account of C.M. Life.

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier Segment, Panorama Passage® Segment and MassMutual Artistry Segment.

The Panorama Passage® Segment contracts may have one of two mortality and expense risk charges calculated on the daily value of the assets invested. Tier One is contracts issued prior to May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.34%, on an annual basis, of the daily net asset value. Tier Two is contracts issued on or after May 1, 2003 during the first through tenth contract year. For these contracts the mortality and expense risk charge is 1.50%, on an annual basis, of the daily net asset value.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	PRIOR PERIOD ADJUSTMENTS

In 2006, the Separate Account determined that it had incorrectly calculated the investment income ratio for MML Babson Enhanced Index Core Equity Sub-Account, MML Babson Inflation-Protected Bond Sub-Account, MML Oppenheimer Small Cap Equity Sub-Account and MML Oppenheimer Small Company Opportunities Sub-Account (collectively the “Sub-Accounts”) in certain prior periods presented. The financial highlights footnote has been restated for 2005 and 2004 to reflect the correct investment income ratios as shown in the table below:

Investment Income Ratio	2005	2004
MML Babson Enhanced Index Core Equity Sub-Account:
As previously reported	6.16%	1.38%
As restated	1.22%	1.38%

MML Babson Inflation-Protected Bond Sub-Account:
As previously reported	4.95%	4.54%
As restated	4.94%	4.07%

MML Oppenheimer Small Cap Equity Sub-Account:
As previously reported	4.80%	2.07%
As restated	0.24%	0.17%

MML Oppenheimer Small Company Opportunities Sub-Account:
As previously reported	11.40%	7.95%
As restated	-	-

This restatement has no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return.

3.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The following investment funds/portfolios were replaced (name change) with other mutual funds or liquidated, see Note 9: American Century Variable Portfolios, Inc., American Funds Insurance Series, Calvert Variable Series, Inc., Franklin

Notes To Financial Statements (Continued)

Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust, Scudder Investment VIT Funds and T. Rowe Price Equity Series, Inc.

The Separate Account consists of forty-four sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

AIM Variable Investment Funds (“AIM V.I.”), is a open-end, diversified, management company registered under the 1940 Act with three of its Funds available to Separate Account contract owners: AIM V.I. Financial Services Fund (Series I Shares), AIM V.I. Global Health Care Fund (Series I Shares) (prior to July 1, 2005, this fund was called AIM V.I. Health Sciences Fund) and AIM V.I. Technology Fund (Series I shares). A I M Advisors, Inc. is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end management investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: Fidelity® VIP Contrafund® Portfolio (Initial Class). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity® VIP Contrafund® Portfolio (Initial Class), Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

ING Variable Products Trust (“ING”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: ING VP Real Estate Portfolio (Class S). ING Investments LLC is the investment adviser to this Portfolio. ING Clarion Real Estate Securities L.P. has been engaged by ING Investments LLC to serve as sub-adviser to this Portfolio.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all nineteen of its separate series (“MML Trust Funds”) available to Separate Account contract owners: MML Large Cap Growth Fund (the MML AllianceBernstein Large Cap Growth Sub-Account invests in this Fund), MML Income & Growth Fund (the MML American Century Income & Growth Sub-Account invests in this Fund), MML Mid Cap Value Fund (the American Century Mid Cap Value Sub-Account invests in this Fund), MML Asset Allocation Fund (the MML Capital Guardian Asset Allocation Sub-Account invests in this Fund), MML Growth & Income Fund (the MML Capital Guardian Growth & Income Sub-Account invests in this Fund), MML Large Cap Value Fund (the MML Davis Large Cap Value Sub-Account invests in this Fund), MML Emerging Growth Fund, MML Equity Index Fund (Class I). MML Growth Equity Fund (the MML GMO Growth Equity Sub-Account invests in this Fund), MML Small Cap Value Fund (the MML Goldman Sachs Small Cap Value Sub-Account invests in this Fund), MML Concentrated Growth Fund (Class II) (the MML Legg Mason Concentrated Growth Sub-Account invests in this Fund), MML Global Fund (Classes II) (the MML Neuberger Berman Global Sub-Account invests in this Fund), MML OTC 100 Fund, MML Small Cap Index Fund, MML Blue Chip Growth Fund (the MML T. Rowe Price Blue Chip Growth Sub-Account invests in this Fund), MML Equity Income Fund (the MML T. Rowe Price Equity Income Sub-Account invests in this Fund), MML Mid Cap Growth Fund (the MML T. Rowe Price Mid Cap Growth Sub-Account invests in this Fund), MML Foreign Fund (the MML Templeton Foreign Sub-Account invests in this Fund) and MML Small Cap Growth Equity Fund (the MML W&R/Wellington Small Cap Growth Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement.

MassMutual has entered into a sub-advisory agreement with AllianceBernstein L.P., to serve as the investment sub-adviser to the MML Large Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. (“American Century”) whereby American Century manages the investments of the MML Income & Growth Fund and MML Mid Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Capital Guardian Trust Company (“Capital Guardian”) whereby Capital Guardian manages the investments of the MML Asset Allocation Fund and MML Growth & Income Fund. MassMutual has entered into a sub-advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A.

Notes To Financial Statements (Continued)

(“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class I), MML OTC 100 Fund and MML Small Cap Index Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC, to serve as the investment sub-adviser to the MML Growth Equity Fund. MassMutual has entered into a sub-advisory agreement with Goldman Sachs Asset Management, L.P., to serve as the investment sub-adviser to the MML Small Cap Value Fund. MassMutual has entered into a sub-advisory agreement with Legg Mason Capital Management, Inc., to serve as the investment sub-adviser to the MML Concentrated Growth Fund (Class II). MassMutual has entered into a sub-advisory agreement with Neuberger Berman Management, Inc., to serve as the investment sub-adviser to the MML Global Fund (Class II). MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”) whereby T. Rowe Price manages the investments of the MML Blue Chip Growth Fund, MML Equity Income Fund and MML Mid Cap Growth Fund. MassMutual has entered into a sub-advisory agreement with Templeton Investment Counsel, LLC, to serve as the investment sub-adviser to the MML Foreign Fund. MassMutual has entered into sub-advisory agreements with Waddell & Reed Investment Management Company and Wellington Management Company, LLP pursuant to which each serves as the investment sub-adviser to the MML Small Cap Growth Equity Fund.

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with seven of its eight separate series (“MML II Trust Funds”) available to Separate Account contract owners: MML Blend Fund (the MML Babson Blend Sub-Account invests in this Fund), MML Enhanced Index Core Equity Fund (the MML Babson Enhanced Index Core Equity Sub-Account invests in this Fund), MML Inflation-Protected Bond Fund (the MML Babson Inflation-Protected Bond Sub-Account invests in this Fund), MML Managed Bond Fund (the MML Babson Managed Bond Sub-Account invests in this Fund), MML Small Cap Equity Fund (the MML Oppenheimer Small Cap Equity Sub-Account invests in this Fund), MML Small Company Opportunities Fund (The MML Oppenheimer Small Company Opportunities Sub-Account invests in this Fund) and MML Equity Fund (the MML Oppenheimer/Bernstein Equity Sub-Account invests in this Fund).

MassMutual serves as investment adviser to each of these MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a controlled subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund and MML Managed Bond Fund. MassMutual has entered into a sub-advisory agreement with OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, to serve as the investment sub-adviser to the MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with OppenheimerFunds, Inc., and AllianceBernstein L.P. pursuant to which each serves as the investment sub-adviser to the MML Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with nine of its Funds available to Separate Account contract owners: Oppenheimer Balanced Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Core Bond Fund/VA (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer MidCap Fund/VA (prior to May 1, 2006, known as Oppenheimer Aggressive Growth Fund/VA), Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to these Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Fund/Portfolios available to Separate Account contract owners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as the investment adviser to the Fund/Portfolios.

PIMCO Variable Insurance Trust (“PIMCO”) is an open-end, investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: PIMCO VIT CommodityRealReturn Strategy Portfolio (Advisor Class). Pacific Investment Management Company LLC is the investment adviser to this Portfolio.

In addition to the forty-four sub-accounts, some contract owners may also allocate funds to the Fixed Account which is part of C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

Notes To Financial Statements (Continued)

4.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account is part of C.M. Life’s total operations and is not taxed separately. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $35,168 for the year ended December 31, 2006. Net transfers from the Separate Account to C.M. Life totaled $35,103 for the year ended December 31, 2005. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the Annuity 2000 table.

Notes To Financial Statements (Continued)

I.	New Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

J.	Reclassifications

Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The most significant of these are reclassifications of amounts previously included in dividends to realized gain distributions.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and C.M. Multi-Account A. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account

Cost of purchases	$849,838	$1,095,859	$888,465	$130,931	$31,269,680	$392,485	$4,048,831	$608,303	$197,456	$592,750
Proceeds from sales	(2,639,990)	(5,854,995)	(3,046,835)	(9,547,259)	(37,838,302)	(17,768,407)	(1,078,976)	(54,230,146)	(15,997,518)	(3,061,562)

	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account
Cost of purchases	$51,188,888	$114,008,979	$149,349,220	$55,773,249	$15,765,810	$7,377,130	$5,937,670	$117,396,486	$116,685,341	$6,639,812
Proceeds from sales	(62,288,311)	(137,632,136)	(153,858,314)	(28,286,726)	(3,187,166)	(9,813,782)	(17,550,603)	(107,239,214)	(111,853,828)	(6,643,179)

	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
Cost of purchases	$1,489,723	$1,918,164	$468,536	$41,624,555	$64,419,100	$48,035,697	$454,703	$9,727,483	$6,927,643	$9,051,641
Proceeds from sales	(1,528,886)	(13,300,048)	(2,307,280)	(37,570,236)	(78,812,909)	(57,190,098)	(2,102,989)	(13,785,982)	(4,661,944)	(17,889,985)

	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account
Cost of purchases	$36,763,510	$13,175,855	$47,225,186	$200,182,558	$51,431,752	$3,580,071	$6,822,310	$3,698,097	$5,967,923	$26,285,590
Proceeds from sales	(37,095,006)	(13,892,546)	(46,131,833)	(239,156,629)	(52,448,918)	(6,894,415)	(19,784,580)	(25,062,663)	(23,238,211)	(35,092,594)

	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MIdCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account
Cost of purchases	$11,220,499	$7,887,452	$2,941,359	$2,320,432	$39,563,882	$14,533,150	$806,571	$1,528,168	$1,646,878
Proceeds from sales	(14,720,600)	(12,047,531)	(26,481,921)	(17,743,423)	(44,006,566)	(20,428,338)	(7,690,106)	(10,757,491)	(279,174)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

December 31, 2006	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	ING VP Real Estate Sub-Account	Janus Aspen Balanced Sub-Account	MFS Investors Trust Sub-Account	MFS New Discovery Sub-Account

Units purchased	16,211	68,204	100,971	13,286	520,407	18,677	13,684	49,157	7,767	3,837
Units withdrawn	(112,990)	(288,204)	(525,459)	(33,655)	(2,132,510)	(93,880)	(17,062)	(223,123)	(79,513)	(4,784)
Units transferred between Sub-Accounts and to/from the Fixed Account	(44,382)	(167,569)	(287,633)	(914,213)	480,626	(2,086,416)	264,032	(4,657,882)	(1,519,826)	(160,225)

Net increase (decrease)	(141,161)	(387,569)	(712,121)	(934,582)	(1,131,477)	(2,161,619)	260,654	(4,831,848)	(1,591,572)	(161,172)

December 31, 2006 (Continued)	MML AllianceBernstein Large Cap Growth Sub-Account	MML American Century Income & Growth Sub-Account	MML American Century Mid Cap Value Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson Inflation- Protected Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Capital Guardian Growth & Income Sub-Account	MML Davis Large Cap Value Sub-Account
Units purchased	215,859	185,120	251,582	300,652	24,563	136,916	241,960	396,521	334,280	191,371
Units withdrawn	(1,003,825)	(1,600,134)	(1,125,497)	(2,035,355)	(211,277)	(496,773)	(997,723)	(1,092,424)	(1,032,313)	(595,985)
Units transferred between Sub-Accounts and to/from the Fixed Account	(498,885)	(533,726)	(340,707)	4,259,862	1,291,709	59,909	(260,776)	1,382,675	1,044,065	430,865

Net increase (decrease)	(1,286,851)	(1,948,740)	(1,214,622)	2,525,159	1,104,995	(299,948)	(1,016,539)	686,772	346,032	26,251

December 31, 2006 (Continued)	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML GMO Growth Equity Sub-Account	MML Goldman Sachs Small Cap Value Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML Neuberger Berman Global Sub-Account	MML OTC 100 Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML Oppenheimer Small Company Opportunities Sub-Account	MML Oppenheimer/ Bernstein Equity Sub-Account
Units purchased	56,688	109,709	32,824	124,442	159,985	108,990	40,242	58,903	54,568	291,989
Units withdrawn	(127,022)	(896,825)	(200,194)	(223,946)	(969,788)	(886,634)	(188,786)	(450,060)	(162,904)	(1,355,342)
Units transferred between Sub-Accounts and to/from the Fixed Account	74,406	(384,049)	(60,467)	321,851	(411,859)	(233,528)	(244,053)	(348,476)	114,725	(467,074)

Net increase (decrease)	4,072	(1,171,165)	(227,837)	222,347	(1,221,662)	(1,011,172)	(392,597)	(739,633)	6,389	(1,530,427)

December 31, 2006 (Continued)	MML Small Cap Index Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account
Units purchased	60,691	53,557	183,112	204,390	135,317	121,898	145,441	506,764	82,772	651,513
Units withdrawn	(276,179)	(112,565)	(445,672)	(1,494,144)	(598,642)	(330,698)	(1,109,043)	(1,798,550)	(1,164,599)	(2,014,624)
Units transferred between Sub-Accounts and to/from the Fixed Account	124,594	16,695	314,556	(399,536)	385,760	59,571	(421,802)	(473,129)	(302,921)	249,750

Net increase (decrease)	(90,894)	(42,313)	51,996	(1,689,290)	(77,565)	(149,229)	(1,385,404)	(1,764,915)	(1,384,748)	(1,113,361)

December 31, 2006 (Continued)	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer MIdCap Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn Strategy Sub-Account
Units purchased	173,946	129,663	222,515	526,318	422,319	313,079	40,361	30,538	5,141
Units withdrawn	(898,184)	(606,788)	(2,026,193)	(1,383,678)	(2,667,847)	(1,270,642)	(434,970)	(587,686)	(10,355)
Units transferred between Sub-Accounts and to/from the Fixed Account	96,664	381,682	(473,908)	(631,999)	1,724,949	328,990	(140,599)	(177,857)	143,468

Net increase (decrease)	(627,574)	(95,443)	(2,277,586)	(1,489,359)	(520,579)	(628,573)	(535,208)	(735,005)	138,254

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2005	AIM V.I. Financial Services Sub-Account	AIM V.I. Global Health Care Sub-Account	AIM V.I. Technology Sub-Account	American Century VP Income & Growth Sub-Account	American Century VP Value Sub-Account	American Funds® Asset Allocation Sub- Account	American Funds® Growth-Income Sub-Account	Calvert Social Balanced Sub-Account	Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Growth Sub-Account	Fidelity® VIP Growth Opportunities Sub-Account	Franklin Small Cap Value Securities Sub-Account

Units purchased	18,112	67,432	126,285	221,468	293,354	320,649	358,863	77,135	477,140	221,907	56,251	129,197
Units withdrawn	(143,273)	(313,581)	(655,936)	(1,436,381)	(1,004,569)	(722,666)	(717,769)	(97,863)	(1,824,007)	(1,077,013)	(383,039)	(137,493)
Units transferred between Sub-Accounts and to/from the Fixed Account	(112,144)	(212,063)	(294,051)	(786,915)	(17,604)	1,131,236	694,040	(86,678)	783,125	(896,656)	(166,696)	623,953

Net increase (decrease)	(237,305)	(458,212)	(823,702)	(2,001,828)	(728,819)	729,219	335,134	(107,406)	(563,742)	(1,751,762)	(493,484)	615,657

December 31, 2005 (Continued)	Janus Aspen Balanced Sub-Account	Janus Aspen Forty Sub-Account	Janus Aspen Worldwide Growth Sub-Account	MFS® Investors Trust Sub-Account	MFS® New Discovery Sub-Account	MML Blend Sub-Account	MML Emerging Growth Sub-Account	MML Enhanced Index Core Equity Sub-Account	MML Equity Sub-Account	MML Equity Index Sub-Account	MML Growth Equity Sub-Account	MML Inflation- Protected Bond Sub-Account
Units purchased	188,598	157,166	137,754	36,286	8,964	312,685	41,003	7,450	456,135	116,301	33,724	160,622
Units withdrawn	(660,672)	(975,155)	(1,007,165)	(300,563)	(21,500)	(1,420,823)	(140,538)	(26,358)	(1,352,702)	(1,054,514)	(253,175)	(401,226)
Units transferred between Sub-Accounts and to/from the Fixed Account	(622,893)	(99,456)	(712,143)	(421,428)	21,451	(851,184)	(78,959)	8,788	(559,674)	(306,200)	(79,684)	834,712

Net increase (decrease)	(1,094,967)	(917,445)	(1,581,554)	(685,705)	8,915	(1,959,322)	(178,494)	(10,120)	(1,456,241)	(1,244,413)	(299,135)	594,108

December 31, 2005 (Continued)	MML Large Cap Value Sub-Account	MML Managed Bond Sub-Account	MML OTC 100 Sub-Account	MML Small Cap Equity Sub-Account	MML Small Cap Growth Equity Sub-Account	MML Small Company Opportunities Sub-Account	Oppenheimer Aggressive Growth Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	145,468	365,759	46,649	64,597	113,136	59,789	664,390	217,083	573,861	93,116	762,807	212,341
Units withdrawn	(529,872)	(840,509)	(259,649)	(360,760)	(279,106)	(156,057)	(1,292,028)	(1,068,198)	(1,588,291)	(928,951)	(1,820,500)	(831,548)
Units transferred between Sub-Accounts and to/from the Fixed Account	332,237	(355,961)	(565,019)	(171,009)	(73,508)	37,666	(508,973)	21,742	(619,928)	(211,484)	530,141	(395,207)

Net increase (decrease)	(52,167)	(830,711)	(778,019)	(467,172)	(239,478)	(58,602)	(1,136,611)	(829,373)	(1,634,358)	(1,047,319)	(527,552)	(1,014,414)

December 31, 2005 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Strategic Bond Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub- Account	Scudder VIT EAFE® Equity Index Sub-Account	Scudder VIT Small Cap Index Sub-Account	T. Rowe Price Blue Chip Growth Sub-Account	T. Rowe Price Equity Income Sub-Account	T. Rowe Price Mid-Cap Growth Sub-Account	Templeton Foreign Securities Sub-Account
Units purchased	104,637	336,844	424,161	361,116	57,944	44,066	22,158	54,049	51,241	190,598	219,420	160,320
Units withdrawn	(506,644)	(2,125,610)	(2,061,426)	(1,163,038)	(492,375)	(624,615)	(74,137)	(277,543)	(97,519)	(269,517)	(1,345,326)	(511,365)
Units transferred between Sub-Accounts and to/from the Fixed Account	31,277	(903,469)	781,296	218,802	(183,224)	(329,041)	(892,156)	(2,433)	79,521	613,809	76,194	400,862

Net increase (decrease)	(370,730)	(2,692,235)	(855,969)	(583,120)	(617,655)	(909,590)	(944,135)	(225,927)	33,243	534,890	(1,049,712)	49,817

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED)

A.	A summary of units outstanding (years 2003 through 2006—total units; year 2002—accumulation units), unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

AIM V.I. Financial Services Sub-Account
2006	668,965	$13.54 to $15.17	$10,122,084	1.52%	1.18% to 2.00%	14.54% to 15.08%
2005	810,126	11.77 to 13.24	10,697,520	1.26	1.18 to 2.00	4.18 to 4.67
2004	1,047,431	11.24 to 12.80	13,275,676	0.65	1.18 to 2.00	6.90 to 7.40
2003	1,316,312	10.47 to 11.94	15,605,520	0.53	1.18 to 1.65	22.00 to 28.06
2002	1,414,849	8.17 to 9.35	13,159,809	(0.87)	1.18 to 1.49	(16.16) to (15.90)

AIM V.I. Global Health Care Sub-Account
2006	1,651,868	10.49 to 11.84	19,348,380	-	1.18 to 2.00	3.52 to 4.00
2005	2,039,437	10.08 to 11.44	23,129,748	-	1.18 to 2.00	6.38 to 6.88
2004	2,497,649	9.44 to 10.83	26,644,567	-	1.18 to 2.00	5.81 to 6.31
2003	2,942,987	8.88 to 10.21	29,684,648	-	1.18 to 1.65	18.21 to 26.28
2002	3,087,251	7.03 to 8.10	24,804,730	(1.42)	1.18 to 1.49	(25.57) to (25.34)

AIM V.I. Technology Sub-Account
2006	2,827,387	2.91 to 3.01	8,552,286	-	1.18 to 2.00	8.68 to 9.19
2005	3,539,508	2.66 to 2.77	9,837,769	-	1.18 to 2.00	0.51 to 0.98
2004	4,363,210	2.64 to 2.77	12,048,907	-	1.18 to 2.00	2.92 to 3.41
2003	5,724,241	2.55 to 2.69	15,333,786	-	1.18 to 1.65	31.91 to 43.59
2002	5,320,830	1.78 to 1.88	9,960,396	(1.43)	1.18 to 1.49	(47.63) to (47.47)

Calvert Social Balanced Sub-Account
2006	-	-	-	-	1.18 to 2.00	1.77 to 1.92
2005	934,582	9.65 to 9.85	9,203,813	1.71	1.18 to 2.00	3.93 to 4.41
2004	1,041,988	9.24 to 9.55	9,868,957	1.70	1.18 to 2.00	6.49 to 6.99
2003	1,007,896	8.64 to 8.94	8,955,674	2.03	1.18 to 1.65	13.77 to 17.92
2002	929,854	7.32 to 7.60	7,035,220	1.76	1.18 to 1.49	(13.45) to (13.18)

Fidelity® VIP Contrafund® Sub-Account
2006	11,496,845	13.26 to 15.17	204,031,816	1.27	1.18 to 2.00	9.89 to 10.41
2005	12,628,322	12.01 to 13.81	207,177,494	0.29	1.18 to 2.00	15.03 to 15.57
2004	13,192,064	10.39 to 15.86	189,833,596	0.34	1.18 to 2.00	13.59 to 14.12
2003	13,459,889	9.11 to 13.93	171,530,821	0.46	1.18 to 1.65	23.99 to 26.96
2002	13,568,719	7.17 to 10.99	137,907,240	(0.58)	1.18 to 1.49	(10.69) to (10.41)

Fidelity® VIP Growth Opportunities Sub-Account
2006	-	-	-	0.59	1.18 to 2.00	1.33 to 1.49
2005	2,161,619	8.02 to 8.08	17,129,231	0.87	1.18 to 2.00	7.09 to 7.59
2004	2,655,103	7.29 to 7.57	19,612,356	0.49	1.18 to 2.00	5.31 to 5.80
2003	3,019,485	6.90 to 7.17	21,140,940	0.64	1.18 to 1.65	21.00 to 28.14
2002	3,234,439	5.40 to 5.62	17,720,442	(0.48)	1.18 to 1.49	(23.07) to (22.83)

ING VP Real Estate Sub-Account
2006	260,654	12.20 to 12.24	3,185,955	1.40	1.18 to 2.00	22.02 to 22.40

Janus Aspen Balanced Sub-Account
2006	-	-	-	-	1.18 to 2.00	3.37 to 3.53
2005	4,831,848	10.59 to 10.70	51,592,423	2.21	1.18 to 2.00	6.19 to 6.69
2004	5,926,815	9.98 to 10.05	59,435,925	2.12	1.18 to 2.00	6.75 to 7.25
2003	7,613,441	9.35 to 9.39	71,350,468	2.16	1.18 to 1.65	9.30 to 12.71
2002	8,625,396	8.29 to 8.35	71,897,227	1.34	1.18 to 1.49	(7.83) to (7.54)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MFS® Investors Trust Sub-Account
2006	-	$-	$-	0.47%	1.18% to 2.00%	4.67% to 4.83%
2005	1,591,572	8.73 to $9.73	15,040,569	0.58	1.18 to 2.00	5.56 to 6.06
2004	2,277,277	8.23 to 9.24	20,465,336	0.64	1.18 to 2.00	9.53 to 10.05
2003	2,652,125	7.48 to 8.42	21,721,133	0.67	1.18 to 1.65	16.85 to 20.72
2002	3,024,490	6.20 to 7.00	20,591,646	(0.89)	1.18 to 1.49	(22.13) to (21.89)

MFS® New Discovery Sub-Account
2006	-	-	-	-	1.18 to 2.00	(19.27) to 11.42
2005	161,172	13.83 to 14.00	2,241,941	-	1.18 to 2.00	3.53 to 4.01
2004	152,257	13.36 to 13.46	2,041,020	-	1.18 to 2.00	4.78 to 5.27
2003	84,454	12.75 to 12.79	1,078,252	-	1.18 to 1.65	27.49 to 27.89

MML AllianceBernstein Large Cap Growth Sub-Account
2006	5,195,907	6.71 to 8.52	42,393,791	0.19	1.18 to 2.00	3.16 to 3.64
2005	6,482,758	6.47 to 8.26	51,642,605	0.42	1.18 to 2.00	3.95 to 4.44
2004	8,234,520	6.20 to 7.97	63,448,665	0.17	1.18 to 2.00	1.57 to 2.05
2003	9,005,350	6.07 to 7.83	68,480,552	0.19	1.18 to 1.65	24.47 to 31.23
2002	9,342,564	4.63 to 5.99	54,642,351	(1.28)	1.18 to 1.49	(31.23) to (31.02)

MML American Century Income & Growth Sub-Account
2006	7,413,557	10.99 to 12.01	103,611,234	1.55	1.18 to 2.00	15.19 to 15.73
2005	9,362,297	9.50 to 10.43	114,030,962	2.10	1.18 to 2.00	2.92 to 3.41
2004	11,364,125	9.19 to 13.01	134,567,591	1.46	1.18 to 2.00	11.14 to 11.67
2003	12,852,186	8.23 to 11.68	137,238,927	1.32	1.18 to 1.65	23.54 to 27.84
2002	13,636,995	6.44 to 9.16	114,941,441	(0.34)	1.18 to 1.49	(20.56) to (20.32)

MML American Century Mid Cap Value Sub-Account
2006	6,998,992	18.59 to 19.17	126,858,496	1.14	1.18 to 2.00	14.97 to 15.51
2005	8,213,614	16.17 to 16.60	128,735,557	0.89	1.18 to 2.00	3.32 to 3.81
2004	8,942,433	14.61 to 15.99	135,028,876	1.00	1.18 to 2.00	12.46 to 12.99
2003	9,164,889	12.96 to 13.93	122,649,973	1.07	1.18 to 1.65	24.07 to 27.45
2002	9,118,766	10.19 to 11.10	96,184,100	4.38	1.18 to 1.49	(13.91) to (13.65)

MML Babson Blend Sub-Account
2006	12,217,792	11.31 to 11.38	134,343,304	2.76	1.18 to 2.00	9.95 to 10.47
2005	9,692,633	10.28 to 10.30	96,617,104	2.67	1.18 to 2.00	2.96 to 3.44
2004	11,651,955	9.34 to 10.01	112,380,695	2.66	1.18 to 2.00	6.90 to 7.41
2003	12,747,350	8.72 to 9.35	114,668,892	2.62	1.18 to 1.65	13.05 to 17.32
2002	13,169,606	7.45 to 8.00	101,169,955	1.58	1.18 to 1.49	(12.84) to (12.57)

MML Babson Enhanced Index Core Equity Sub-Account
2006	1,388,397	11.44 to 15.84	16,354,601	1.42	1.18 to 2.00	14.26 to 14.80
2005	283,402	10.01 to 13.80	2,881,502	1.22 [4]	1.18 to 2.00	3.78 to 4.27
2004	293,522	9.64 to 13.23	2,866,093	1.38 [4]	1.18 to 2.00	9.07 to 9.59
2003	288,284	8.84 to 12.07	2,561,415	1.15	1.18 to 1.65	(11.58) to 25.39
2002	212,418	7.07 to 7.08	1,501,662	(0.27)	1.40 to 1.49	(22.92) to (22.85)

MML Babson Inflation-Protected Bond Sub-Account
2006	2,580,334	10.74 to 10.93	27,950,398	3.79	1.18 to 2.00	(0.68) to (0.21)
2005	2,880,282	10.81 to 10.95	31,330,552	4.94 [4]	1.18 to 2.00	(0.04) to 0.43
2004	2,286,174	10.82 to 10.90	24,815,992	4.07 [4]	1.18 to 2.00	4.51 to 5.00
2003	1,073,723	10.35 to 10.38	11,127,535	2.19	1.18 to 1.65	3.50 to 3.83

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Babson Managed Bond Sub-Account
2006	4,611,446	$13.36 to $13.68	$62,802,236	4.56%	1.18% to 2.00%	2.41% to 2.89%
2005	5,627,985	12.98 to 13.36	74,802,178	4.73	1.18 to 2.00	0.69 to 1.16
2004	6,458,696	12.83 to 13.30	85,187,343	4.66	1.18 to 2.00	2.76 to 3.25
2003	7,663,239	12.43 to 12.92	98,313,489	5.17	1.18 to 1.65	1.59 to 4.35
2002	8,520,356	11.91 to 12.42	105,222,852	4.98	1.18 to 1.49	6.80 to 7.13

MML Capital Guardian Asset Allocation Sub-Account
2006	6,861,947	14.75 to 15.01	102,200,116	0.85	1.18 to 2.00	11.42 to 11.94
2005	6,175,175	13.24 to 13.41	82,306,787	2.32	1.18 to 2.00	7.36 to 7.86
2004	5,445,956	12.34 to 12.43	67,440,621	2.39	1.18 to 2.00	6.57 to 7.07
2003	2,591,311	11.58 to 11.61	30,041,126	4.16	1.18 to 1.65	15.75 to 16.11

MML Capital Guardian Growth & Income Sub-Account
2006	6,654,991	15.31 to 15.58	102,874,493	0.38	1.18 to 2.00	8.28 to 8.79
2005	6,308,959	14.14 to 14.32	89,811,230	1.35	1.18 to 2.00	4.11 to 4.59
2004	5,973,825	13.58 to 13.69	81,463,631	1.04	1.18 to 2.00	8.57 to 9.08
2003	2,875,030	12.51 to 12.55	36,021,572	1.86	1.18 to 1.65	25.09 to 25.49

MML Davis Large Cap Value Sub-Account
2006	3,939,751	12.02 to 12.24	47,851,533	0.68	1.18 to 2.00	12.39 to 12.92
2005	3,913,500	10.69 to 10.84	42,185,649	0.68	1.18 to 2.00	7.50 to 8.01
2004	3,965,667	9.95 to 10.03	39,666,123	0.75	1.18 to 2.00	10.02 to 10.54
2003	3,939,419	9.04 to 9.08	35,727,989	0.77	1.18 to 1.65	24.44 to 28.07
2002	3,597,066	7.09 to 7.11	25,753,235	(0.71)	1.18 to 1.49	(17.50) to (17.24)

MML Emerging Growth Sub-Account
2006	1,016,195	5.65 to 5.84	5,816,679	-	1.18 to 2.00	3.60 to 4.08
2005	1,012,123	5.46 to 5.61	5,576,815	-	1.18 to 2.00	(0.70) to (0.23)
2004	1,190,617	5.50 to 5.62	6,587,436	-	1.18 to 2.00	12.79 to 13.32
2003	1,316,722	4.87 to 4.96	6,441,784	-	1.18 to 1.65	38.55 to 44.20
2002	1,050,760	3.39 to 3.44	3,572,715	(1.44)	1.18 to 1.49	(43.32) to (43.14)

MML Equity Index Sub-Account
2006	4,177,656	9.48 to 10.73	43,222,824	1.42	1.18 to 2.00	13.42 to 13.95
2005	5,348,821	8.32 to 9.46	48,770,744	1.30	1.18 to 2.00	2.83 to 3.31
2004	6,593,234	8.06 to 9.22	58,356,357	1.57	1.18 to 2.00	8.61 to 9.13
2003	7,415,948	7.38 to 8.48	60,335,981	1.34	1.18 to 1.65	21.09 to 26.58
2002	7,625,057	5.83 to 6.72	49,158,578	(0.42)	1.18 to 1.49	(23.61) to (23.38)

MML GMO Growth Equity Sub-Account
2006	1,046,274	5.89 to 7.83	8,038,729	0.43	1.18 to 2.00	0.25 to 0.72
2005	1,274,111	5.84 to 7.81	9,779,989	0.40	1.18 to 2.00	2.18 to 2.66
2004	1,573,246	5.69 to 7.82	11,897,092	0.43	1.18 to 2.00	3.16 to 3.65
2003	1,807,761	5.49 to 7.56	13,334,401	0.02	1.18 to 1.65	14.81 to 21.46
2002	1,987,920	4.52 to 6.24	12,213,989	(1.42)	1.18 to 1.49	(28.82) to (28.60)

MML Goldman Sachs Small Cap Value Sub-Account
2006	1,770,016	20.26 to 20.61	36,191,869	0.40	1.18 to 2.00	17.91 to 18.46
2005	1,547,669	17.18 to 17.40	26,762,153	0.75	1.18 to 2.00	6.99 to 7.49
2004	932,012	16.06 to 16.18	15,024,241	0.17	1.18 to 2.00	21.72 to 22.30
2003	233,185	13.19 to 13.23	3,080,732	0.06	1.18 to 1.65	31.91 to 32.33

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Legg Mason Concentrated Growth Sub-Account
2006	4,653,954	$8.63 to $11.69	$52,819,079	0.07%	1.18% to 2.00%	4.15% to 4.64%
2005	5,875,616	8.25 to 11.22	64,452,202	0.21	1.18 to 2.00	11.01 to 11.53
2004	6,793,061	7.39 to 10.14	67,364,133	0.24	1.18 to 2.00	16.30 to 16.84
2003	8,477,228	6.33 to 8.70	72,392,531	0.47	1.18 to 1.65	16.66 to 19.12
2002	10,008,267	5.31 to 7.33	72,280,099	(0.86)	1.18 to 1.49	(16.92) to (16.66)

MML Neuberger Berman Global Sub-Account
2006	4,418,831	6.84 to 9.57	42,114,051	0.50	1.18 to 2.00	10.51 to 11.03
2005	5,430,003	6.16 to 8.66	46,956,007	1.33	1.18 to 2.00	4.14 to 4.63
2004	7,011,557	5.89 to 8.49	58,325,243	0.97	1.18 to 2.00	3.06 to 3.55
2003	8,863,768	5.69 to 8.22	71,558,399	1.10	1.18 to 1.65	22.16 to 24.11
2002	11,034,133	4.64 to 6.72	73,144,683	(0.56)	1.18 to 1.49	(26.61) to (26.38)

MML OTC 100 Sub-Account
2006	1,233,967	4.07 to 4.20	5,087,743	0.05	1.18 to 2.00	5.03 to 5.53
2005	1,626,564	3.88 to 3.98	6,364,051	0.04	1.18 to 2.00	(0.36) to 0.11
2004	2,404,583	3.89 to 3.98	9,412,389	0.60	1.18 to 2.00	8.56 to 9.07
2003	2,737,249	3.58 to 3.64	9,847,302	-	1.18 to 1.65	30.50 to 46.89
2002	1,262,280	2.45 to 2.48	3,101,777	(1.43)	1.18 to 1.49	(38.54) to (38.15)

MML Oppenheimer Small Cap Equity Sub-Account
2006	2,068,458	14.56 to 15.61	33,935,434	0.34	1.18 to 2.00	8.69 to 9.20
2005	2,808,091	13.33 to 14.37	42,504,876	0.24 [4]	1.18 to 2.00	(1.83) to (1.37)
2004	3,275,263	13.52 to 16.07	50,460,749	0.17 [4]	1.18 to 2.00	14.45 to 14.99
2003	3,551,559	11.75 to 14.00	47,813,988	0.19	1.18 to 1.65	24.38 to 29.75
2002	3,685,441	9.06 to 10.82	38,391,797	(1.17)	1.18 to 1.49	(13.14) to (12.87)

MML Oppenheimer Small Company Opportunities Sub-Account
2006	1,233,667	20.03 to 20.20	25,085,943	-	1.18 to 2.00	13.56 to 14.09
2005	1,227,278	17.55 to 17.79	21,945,760	- [4]	1.18 to 2.00	9.14 to 9.66
2004	1,285,880	16.01 to 16.40	21,035,847	- [4]	1.18 to 2.00	16.87 to 17.42
2003	1,303,568	13.63 to 13.99	18,218,325	5.89	1.18 to 1.65	35.91 to 40.33
2002	1,058,418	9.96 to 9.97	10,549,061	(1.12)	1.40 to 1.49	(7.79) to (7.70)

MML Oppenheimer/Bernstein Equity Sub-Account
2006	8,220,490	11.37 to 11.81	90,263,846	1.35	1.18 to 2.00	16.08 to 16.62
2005	9,750,917	9.79 to 10.12	91,774,510	1.79	1.18 to 2.00	1.44 to 1.92
2004	11,207,158	8.60 to 9.93	103,282,546	2.00	1.18 to 2.00	13.95 to 14.49
2003	12,182,369	7.53 to 8.68	98,017,869	1.81	1.18 to 1.65	22.33 to 26.00
2002	12,440,154	5.99 to 6.89	79,635,234	1.53	1.18 to 1.49	(20.74) to (20.50)

MML Small Cap Index Sub-Account
2006	1,600,244	14.64 to 17.19	26,770,093	0.51	1.18 to 2.00	13.33 to 13.86
2005	1,691,138	12.86 to 15.17	25,051,681	0.66	1.18 to 2.00	2.56 to 3.04
2004	1,917,065	12.48 to 14.83	27,727,126	0.44	1.18 to 2.00	15.83 to 16.38
2003	1,854,537	10.73 to 12.78	23,172,629	0.91	1.18 to 1.65	18.54 to 44.71
2002	1,734,211	7.41 to 8.86	15,057,545	(0.67)	1.18 to 1.49	(21.76) to (21.52)

MML T. Rowe Price Blue Chip Growth Sub-Account
2006	740,632	14.33 to 14.58	10,719,091	0.12	1.18 to 2.00	7.68 to 8.18
2005	782,945	13.31 to 13.48	10,492,359	0.11	1.18 to 2.00	4.21 to 4.70
2004	749,702	12.77 to 12.87	9,614,145	0.70	1.18 to 2.00	6.91 to 7.41
2003	371,953	11.95 to 11.99	4,451,319	0.24	1.18 to 1.65	19.49 to 19.86

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML T. Rowe Price Equity Income Sub-Account
2006	2,574,409	$16.45 to $16.73	$42,742,103	0.66%	1.18% to 2.00%	17.07% to 17.62%
2005	2,522,413	14.05 to 14.22	35,670,098	1.62	1.18 to 2.00	2.23 to 2.71
2004	1,987,523	13.74 to 13.85	27,418,406	1.84	1.18 to 2.00	13.04 to 13.57
2003	723,677	12.16 to 12.20	8,811,075	1.62	1.18 to 1.65	21.57 to 21.95

MML T. Rowe Price Mid Cap Growth Sub-Account
2006	7,937,607	14.12 to 18.13	166,896,714	-	1.18 to 2.00	5.01 to 5.51
2005	9,626,897	13.39 to 17.27	194,636,747	-	1.18 to 2.00	12.86 to 13.39
2004	10,676,609	11.81 to 20.42	192,362,459	-	1.18 to 2.00	16.41 to 16.95
2003	11,202,261	10.09 to 17.50	174,075,259	-	1.18 to 1.65	29.23 to 36.77
2002	10,951,412	7.38 to 12.82	126,184,678	(1.41)	1.18 to 1.49	(22.42) to (22.17)

MML Templeton Foreign Sub-Account
2006	3,345,675	13.05 to 14.41	47,290,485	0.60	1.18 to 2.00	21.50 to 22.07
2005	3,423,240	10.69 to 11.86	39,780,108	1.17	1.18 to 2.00	8.37 to 8.88
2004	3,373,423	9.82 to 10.97	36,207,576	1.06	1.18 to 2.00	16.59 to 17.14
2003	3,227,172	8.38 to 9.40	29,696,821	1.67	1.18 to 1.65	30.26 to 31.04
2002	2,743,253	6.42 to 7.21	19,457,252	0.21	1.18 to 1.49	(19.77) to (19.52)

MML W&R/Wellington Small Cap Growth Equity Sub-Account
2006	1,876,463	10.40 to 15.08	28,337,982	-	1.18 to 2.00	7.31 to 7.82
2005	2,025,692	9.65 to 14.05	29,205,617	-	1.18 to 2.00	9.75 to 10.27
2004	2,265,170	8.75 to 14.34	30,201,525	-	1.18 to 2.00	11.40 to 11.92
2003	2,567,741	7.82 to 12.84	31,011,969	-	1.18 to 1.65	35.44 to 46.81
2002	2,411,232	5.33 to 8.76	20,109,177	(1.42)	1.18 to 1.49	(27.01) to (26.79)

Oppenheimer Balanced Sub-Account
2006	5,168,920	13.09 to 13.16	68,535,079	2.24	1.18 to 2.00	9.33 to 9.85
2005	6,554,324	11.91 to 12.04	79,321,483	1.79	1.18 to 2.00	2.19 to 2.67
2004	7,383,697	11.60 to 11.86	87,267,185	1.04	1.18 to 2.00	8.30 to 8.81
2003	7,714,266	10.66 to 10.92	84,177,912	2.81	1.18 to 1.65	18.03 to 23.49
2002	7,646,542	8.64 to 8.87	67,745,275	3.56	1.18 to 1.49	(11.73) to (11.45)

Oppenheimer Capital Appreciation Sub-Account
2006	10,976,967	8.29 to 11.67	119,055,851	0.39	1.18 to 2.00	6.19 to 6.69
2005	12,741,882	7.77 to 10.99	131,575,236	0.94	1.18 to 2.00	3.38 to 3.87
2004	14,376,240	7.48 to 10.66	144,673,543	0.32	1.18 to 2.00	5.19 to 5.68
2003	14,688,461	7.08 to 10.12	141,458,181	0.38	1.18 to 1.65	23.01 to 29.41
2002	14,627,304	5.47 to 7.84	110,162,342	(0.82)	1.18 to 1.49	(27.94) to (27.72)

Oppenheimer Core Bond Sub-Account
2006	5,001,584	15.67	78,366,878	5.66	1.18 to 2.00	3.82 to 3.82
2005	6,386,332	15.09	96,382,629	5.33	1.55	1.16
2004	7,433,651	14.92	110,897,065	4.83	1.55	4.03
2003	9,246,445	14.34	132,602,307	5.74	1.40	5.29
2002	10,273,785	13.62	140,612,808	5.10	1.40	7.56

Oppenheimer Global Securities Sub-Account
2006	13,749,758	13.68 to 20.13	252,825,203	1.03	1.18 to 2.00	15.77 to 16.32
2005	14,863,119	11.76 to 17.39	238,191,851	1.03	1.18 to 2.00	12.44 to 12.97
2004	15,390,671	10.41 to 15.53	220,758,217	1.24	1.18 to 2.00	17.21 to 17.77
2003	14,952,099	8.84 to 13.21	183,931,354	0.74	1.18 to 1.65	40.91 to 41.34
2002	14,294,061	6.25 to 9.37	126,150,797	(0.88)	1.18 to 1.49	(23.29) to (23.05)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer High Income Sub-Account
2006	5,193,645	$13.16 to $13.43	$68,855,842	7.66%	1.18% to 2.00%	7.64% to 8.14%
2005	5,821,219	12.23 to 12.42	71,506,359	6.49	1.18 to 2.00	0.64 to 1.12
2004	6,835,633	12.15 to 12.28	83,219,449	6.34	1.18 to 2.00	7.18 to 7.69
2003	7,218,455	11.31 to 11.40	81,793,659	6.81	1.18 to 1.65	10.59 to 22.50
2002	6,766,358	9.26 to 9.31	62,855,795	8.88	1.18 to 1.49	(3.84) to (3.54)

Oppenheimer International Growth Sub-Account
2006	3,158,457	11.30 to 15.71	62,423,578	0.64	1.18 to 2.00	28.65 to 29.25
2005	3,253,900	8.74 to 12.21	51,774,714	0.90	1.18 to 2.00	12.20 to 12.73
2004	3,624,630	7.76 to 16.74	52,056,541	1.51	1.18 to 2.00	15.93 to 16.47
2003	3,863,740	6.66 to 14.40	48,522,515	1.46	1.18 to 1.65	47.91 to 51.75
2002	3,921,779	4.49 to 9.73	33,824,112	(0.65)	1.18 to 1.49	(29.56) to (29.35)

Oppenheimer Main Street Sub-Account
2006	10,899,311	9.93 to 11.22	119,044,224	1.18	1.18 to 2.00	13.15 to 13.68
2005	13,176,897	8.74 to 9.91	127,122,018	1.40	1.18 to 2.00	4.25 to 4.74
2004	15,869,132	8.34 to 9.54	146,800,000	0.86	1.18 to 2.00	7.67 to 8.18
2003	17,697,625	7.71 to 8.84	151,962,672	0.96	1.18 to 1.65	20.88 to 25.23
2002	18,811,388	6.16 to 7.08	129,551,606	(0.67)	1.18 to 1.49	(20.00) to (19.75)

Oppenheimer Midcap Sub-Account
2006	8,917,327	5.41 to 9.97	73,399,063	-	1.18 to 2.00	1.28 to 1.75
2005	10,406,686	5.32 to 9.84	86,583,311	-	1.18 to 2.00	10.49 to 11.01
2004	11,543,297	4.79 to 8.94	88,931,666	-	1.18 to 2.00	17.82 to 18.37
2003	12,397,102	4.05 to 7.57	82,524,420	-	1.18 to 1.65	19.95 to 24.12
2002	12,993,715	3.26 to 6.12	71,558,826	(0.70)	1.18 to 1.49	(28.86) to (28.64)

Oppenheimer Money Sub-Account
2006	4,950,911	10.96 to 11.09	59,137,895	4.60	1.18 to 2.00	3.01 to 3.49
2005	5,471,490	10.59 to 10.76	63,556,936	2.80	1.18 to 2.00	1.18 to 1.66
2004	6,327,459	10.42 to 12.25	73,183,476	0.96	1.18 to 2.00	(0.67) to (0.20)
2003	8,684,489	10.44 to 12.31	101,053,653	0.81	1.18 to 1.65	(0.70) to (0.39)
2002	15,756,300	10.48 to 12.38	183,685,696	0.03	1.18 to 1.49	(0.03) to 0.28

Oppenheimer Strategic Bond Sub-Account
2006	7,715,457	14.77 to 15.00	116,745,250	4.29	1.18 to 2.00	5.73 to 6.23
2005	8,344,030	13.90 to 14.19	119,224,550	4.59	1.18 to 2.00	0.99 to 1.47
2004	8,927,150	13.70 to 14.23	126,082,501	5.10	1.18 to 2.00	6.90 to 7.40
2003	9,310,570	12.76 to 13.28	122,818,769	6.20	1.18 to 1.65	8.58 to 16.69
2002	8,975,455	10.93 to 11.40	102,035,176	5.65	1.18 to 1.49	5.85 to 6.18

Panorama Growth Sub-Account
2006	2,044,259	9.85 to 9.97	27,071,815	1.36	1.18 to 2.00	12.80 to 13.33
2005	2,579,467	8.69 to 8.84	30,506,408	1.62	1.18 to 2.00	4.68 to 5.17
2004	3,197,122	8.26 to 12.15	36,260,750	1.10	1.18 to 2.00	7.41 to 7.92
2003	3,676,226	7.66 to 11.28	39,057,464	1.14	1.18 to 1.65	21.19 to 25.32
2002	3,989,958	6.11 to 9.02	34,157,302	(0.42)	1.18 to 1.49	(20.17) to (19.92)

Panorama Total Return Sub-Account
2006	2,480,715	10.65 to 11.26	35,015,007	2.81	1.18 to 2.00	9.88 to 10.39
2005	3,215,720	9.65 to 10.25	41,234,301	2.61	1.18 to 2.00	3.07 to 3.55
2004	4,125,310	9.32 to 12.92	50,955,950	2.20	1.18 to 2.00	7.67 to 8.18
2003	4,964,679	8.61 to 11.97	56,721,180	3.27	1.18 to 1.65	15.54 to 19.68
2002	5,579,115	7.20 to 10.03	53,618,849	2.06	1.18 to 1.49	(15.71) to (15.45)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (AS RESTATED) (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

PIMCO CommodityRealReturn Strategy Sub-Account
2006	138,254	$9.39 to $9.42	$1,299,900	5.56%	1.18% to 2.00%	(6.11)% to (5.82)%

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[4]

In 2006, the Separate Account restated its previously reported investment income ratio for 2005 and 2004. This restatement has no impact on the Sub-Accounts’ previously reported net assets, net asset value per share or total return. See Note 2 to the financial statements.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	1.03% - 1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through a reduction in unit values.

A. ResetDeath Benefit	0.00% - 0.10% of the daily value of the assets in each fund.

B. RatchetDeath Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary. The net effect of the credit is a mortality and expense risk charge of 1.10%.

9.	FUND SUBSTITUTION

Effective April 28, 2006, several funds were replaced with other funds pursuant to “fund substitutions.” These substitutions were implemented by renaming certain sub-accounts and liquidating other sub-accounts. The sub-accounts that were liquidated had the contract value transferred to a replacement sub-account.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
Sub-accounts renamed:
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
American Century® VP Value Fund	MML Mid Cap Value Fund	American Century VP Value	MML American Century Mid Cap Value
American Funds® Asset Allocation Fund (Class 2)	MML Asset Allocation Fund	American Funds® Asset Allocation	MML Capital Guardian Asset Allocation
American Funds® Growth-Income Fund (Class 2)	MML Growth & Income Fund	American Funds® Growth-Income	MML Capital Guardian Growth & Income
Fidelity® VIP Growth Portfolio (Service Class)	MML Large Cap Growth Fund	Fidelity® VIP Growth	MML AllianceBernstein Large Cap Growth
Franklin Small Cap Value Securities Fund (Class 2)	MML Small Cap Value Fund	Franklin Small Cap Value Securities	MML Goldman Sachs Small Cap Value
Janus Aspen Forty Portfolio (Institutional Shares)	MML Concentrated Growth Fund (Class II)	Janus Aspen Forty	MML Legg Mason Concentrated Growth
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	MML Global Fund (Class II)	Janus Aspen Worldwide Growth	MML Neuberger Berman Global
Scudder VIT Small Cap Index Fund	MML Small Cap Index Fund	Scudder VIT Small Cap Index	MML Small Cap Index
T. Rowe Price Blue Chip Growth Portfolio	MML Blue Chip Growth Fund	T. Rowe Price Blue Chip Growth	MML T. Rowe Price Blue Chip Growth
T. Rowe Price Equity Income Portfolio	MML Equity Income Fund	T. Rowe Price Equity Income	MML T. Rowe Price Equity Income
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth
Templeton Foreign Securities Fund (Class 2)	MML Foreign Fund	Templeton Foreign Securities	MML Templeton Foreign
Sub-accounts liquidated:
Calvert Social Balanced Portfolio	MML Asset Allocation Fund	Calvert Social Balanced	MML Capital Guardian Asset Allocation
Fidelity® VIP Growth Opportunities Portfolio (Service Class)	MML Growth & Income Fund	Fidelity® VIP Growth Opportunities	MML Capital Guardian Growth & Income
Janus Aspen Balanced Portfolio (Institutional Shares)	MML Blend	Janus Aspen Balanced	MML Babson Blend
MFS® Investors Trust Series	MML Enhanced Index Core Equity Fund	MFS® Investors Trust	MML Babson Enhanced Index Core Equity
MFS® New Discovery Series	MML Small Cap Index Fund	MFS® New Discovery	MML Small Cap Index

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, on the basis of accounting described in Note 2.

/s/ KPMG LLP

February 23, 2007

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$3,457	$3,699
Preferred stocks	15	10
Common stocks – subsidiary and affiliates	221	226
Common stocks – unaffiliated	59	45
Mortgage loans on real estate	1,062	965
Contract loans	153	134
Real estate	9	9
Partnerships and limited liability companies	180	116
Derivatives and other invested assets	57	51
Cash, cash equivalents and short-term investments	354	253

Total invested assets	5,567	5,508

Investment income due and accrued	42	49
Deferred income taxes	29	22
Other than invested assets	8	18

Total assets excluding separate accounts	5,646	5,597

Separate account assets	3,478	3,570

Total assets	$9,124	$9,167

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,995	$4,999
Liabilities for deposit-type contracts	10	28
Contract claims and other benefits	8	11
General expenses due or accrued	17	16
Transfers due from separate accounts	(45)	(56)
Payable to parent	26	28
Federal income taxes	10	42
Asset valuation reserve	86	49
Other liabilities	36	46

Total liabilities excluding separate accounts	5,143	5,163

Separate account liabilities	3,478	3,570

Total liabilities	8,621	8,733

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	110	41

Total shareholder’s equity	503	434

Total liabilities and shareholder’s equity	$9,124	$9,167

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$652	$782	$1,707
Net investment income	345	338	266
Fees and other income	68	80	152

Total revenue	1,065	1,200	2,125

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	1,214	905	725
Change in policyholders’ reserves	(409)	(6)	1,056
General insurance expenses	75	85	130
Commissions	55	73	127
State taxes, licenses and fees	12	13	18

Total benefits and expenses	947	1,070	2,056

Net gain from operations before federal income taxes	118	130	69

Federal income tax expense	6	35	45

Net gain from operations	112	95	24

Net realized capital gains (losses) (after tax expense of $2 million, $1 million and $1 million and transfers of net loss to the interest maintenance reserve of $(40) million, $(36) million and $(7) million, respectively)	6	(2)	1

Net income	$118	$93	$25

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Shareholder’s equity, beginning of year	$434	$397	$386

Increase due to:
Net income	118	93	25
Change in net unrealized capital gains (losses)	6	(26)	5
Change in asset valuation reserve	(37)	(8)	(16)
Change in non-admitted assets	(1)	(40)	(47)
Change in net deferred income taxes	(6)	16	43
Prior period adjustments	(12)	2	1
Other	1	—	—

Net increase	69	37	11

Shareholder’s equity, end of year	$503	$434	$397

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$720	$862	$1,811
Net investment income	346	336	263
Benefit payments	(1,207)	(893)	(736)
Net transfers from separate accounts	404	320	122
Commissions and other expenses	(144)	(186)	(264)
Federal income taxes paid	(26)	(26)	(28)

Net cash from operations	93	413	1,168

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	1,248	1,473	657
Mortgage loans on real estate	201	265	153
Other	59	23	40

	1,508	1,761	850

Cost of investments acquired:
Bonds	(1,002)	(1,756)	(1,965)
Mortgage loans on real estate	(301)	(375)	(431)
Other	(162)	(152)	(97)

	(1,465)	(2,283)	(2,493)
Net increase in contract loans	(19)	(9)	—

Net cash from investments	24	(531)	(1,643)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(19)	5	(11)
Other cash provided (applied)	3	(27)	10

Net cash applied from financing and other sources	(16)	(22)	(1)

Net change in cash, cash equivalents and short-term investments	101	(140)	(476)
Cash, cash equivalents and short-term investments, beginning of year	253	393	869

Cash, cash equivalents and short-term investments, end of year	$354	$253	$393

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not record

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for the derivative separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events including, but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax decrease to prior period adjustments, a component of changes in shareholder’s equity, of approximately $12 million attributable to corrections of prior year errors. This decrease was primarily due to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

Certain 2005 and 2004 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stock

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without a readily ascertainable market value, the Company has determined an estimated fair value using broker-dealer quotations or managements’ pricing model.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2006 and 2005, the Company had a carrying value of $7 million and $4 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stock – subsidiary and affiliates

The Company accounts for the value of its affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers including those not-in-good standing or valued below 70% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts, which were non-admitted, were less than $1 million as of December 31, 2006 and 2005. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held-for-sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held-for-sale is not depreciated. Adjustments to the carrying value of real estate held-for-sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company may enter into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price. As of December 31 2006 and 2005, the Company did not have any repurchase agreements.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

than 90 days; and (e) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes reinsurance recoverables.

o.	Non-admitted assets

Assets designated as non-admitted by the NAIC include the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, prepaid agent commissions and premium greater than 90 days past due. Such amounts are excluded from the Statutory Statements of Financial Position.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

The Company has separate accounts classified as non-guaranteed for which the policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded as a component of net income.

q.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $58,304 million and $61,898 million as of December 31, 2006 and 2005, respectively. Of this total, the Company had $5,204 million and $5,526 million of life insurance in force as of December 31, 2006 and 2005, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated by pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death benefits. The liabilities for guaranteed minimum death benefits (“GMDB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Reserves for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

u.	Reverse repurchase agreements

The Company may enter into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is classified as net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

As of December 31, 2006 and 2005, the Company did not have any reverse repurchase agreements.

v.	Other liabilities

Other liabilities primarily include amounts in suspense, due and accrued expenses and liabilities related to collateral held on derivative contracts.

w.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

x.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

z.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2005, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. It also establishes statutory accounting principles for properties held for sale. Those properties shall be carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Depreciation is not recognized on held for sale properties. An impairment loss shall be recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Adoption of this statement did not result in a material impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC programs that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company recorded a charge to surplus of less than $1 million to convert the LIHTC investment book values from the equity method to the amortized cost method and a related deferred tax asset of less than $1 million. Due to the non-admission of certain deferred tax assets under SSAP No. 10 “Income Taxes”, the deferred tax asset was non-admitted resulting in less than $1 million overall reduction to surplus.

In June 2006, the NAIC issued SSAP No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$106	$1	$—	$107
States, territories and possessions	3	—	—	3
Special revenue	199	1	3	197
Public utilities	193	3	4	192
Industrial and miscellaneous	2,853	30	44	2,839
Credit tenant loans	10	—	—	10
Parent, subsidiaries and affiliates	93	—	11	82

	$3,457	$35	$62	$3,430

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$261	$4	$1	$264
States, territories and possessions	4	—	—	4
Political subdivisions of states, territories and possessions	1	—	—	1
Special revenue	138	1	2	137
Public utilities	189	5	2	192
Industrial and miscellaneous	3,074	47	34	3,087
Credit tenant loans	12	—	—	12
Parent, subsidiaries and affiliates	20	—	—	20

	$3,699	$57	$39	$3,717

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2006		2005
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
			($ In Millions)
1	Aaa/Aa/A	$2,078	60%	$2,212	60%
2	Baa	1,049	29	1,093	28
3	Ba	162	5	178	5
4	B	88	3	133	4
5	Caa and lower	53	2	60	2
6	In or near default	27	1	23	1

	Total	$3,457	100%	$3,699	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$93	$93
Due after one year through five years	891	896
Due after five years through 10 years	1,217	1,209
Due after 10 years	1,256	1,232

	$3,457	$3,430

The proceeds from sales, gross realized capital gain and loss activity on sales and other- than-temporary impairments on bonds were as follows:

	Years ended December 31,
	2006	2005	2004
	(In Millions)
Proceeds from sales	$601	$850	$174
Gross realized capital gains on sales	2	7	5
Gross realized capital losses on sales	5	14	1
Impairment losses	4	5	4

Portions of the interest related realized capital gains and losses were deferred into the IMR.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

As of December 31, 2006 and 2005, the Company had $2 million and $7 million, respectively, of unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds recorded as changes in net unrealized capital gains and foreign currency fluctuations recorded as changes in net unrealized foreign exchange capital gains on the Statutory Statements of Changes in Surplus. The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
			($ In Millions)
U. S. government	$50	$—	3	$9	$—	5
States, territories and possessions	—	—	—	2	—	1
Special revenue	58	—	24	79	2	29
Public utilities	22	—	18	102	3	56
Industrial and miscellaneous	457	8	256	1,181	40	458
Credit tenant loans	4	—	3	3	—	2
Parent, subsidiaries and affiliates	3	11	3	8	—	3

	$594	$19	307	$1,384	$45	554

For special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was $2 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $43 million was in an unrealized loss position for a period of 12 months or more.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
			($ In Millions)
U. S. government	$107	$1	6	$3	$—	2
All other governments	1	—	1	—	—	—
States, territories and possessions	2	—	1	—	—	—
Political subdivisions of states, territories and possessions	1	—	1	—	—	—
Special revenue	89	1	19	28	1	14
Public utilities	80	1	49	21	1	16
Industrial and miscellaneous	1,191	27	485	385	14	174
Credit tenant loans	—	—	—	4	—	1
Parent, subsidiaries and affiliates	4	—	1	2	—	1

	$1,475	$30	563	$443	$16	208

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was $1 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $15 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stock - unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2006	2005
	(In Millions)
Cost	$46	$40
Gross unrealized gains	15	9
Gross unrealized losses	(2)	(4)

Carrying value	$59	$45

The gain and loss activity of common stocks, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$9	$4	$3
Gross realized capital losses on sales	1	1	—

Other-than-temporary impairment losses on unaffiliated common stocks were less than $1 million for the years ended December 31, 2006, 2005 and 2004.

As of December 31, 2006, investments in common stock in an unrealized loss position included holdings with a fair value of $5 million in 29 issuers. These holdings were in an unrealized loss position of $2 million, $1 million of which were in an unrealized loss position more than 12 months. As of December 31, 2005, investments in common stock with an unrealized loss position included holdings with a fair value of $7 million in 43 issuers. These holdings were in an unrealized loss position of $4 million, $2 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2006 and 2005.

As of December 31, 2006 and 2005, the Company had a carrying value of $27 million and $22 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans on real estate

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $1,062 million and $965 million, net of valuation allowances of $2 million and $0 million as of December 31, 2006 and 2005, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. On occasion, the Company advances funds for the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

payment of items such as real estate taxes, legal bills, and appraisals to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million and $0 million as of December 31, 2006 and 2005, respectively.

As of December 31, 2006, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2007	$28
2008	70
2009	69
2010	107
2011	83
Thereafter	393

Commercial mortgage loans	750
Residential mortgage loan pools	312

Total mortgage loans	$1,062

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	8.9%	5.9%	3.9%	9.0%	5.8%
Residential mortgage loan pools	4.4%	11.2%	6.7%	5.7%	10.5%	7.0%
Mezzanine mortgages	8.1%	20.0%	12.7%	7.0%	20.0%	12.2%

During the years ended December 31, 2006 and 2005, mortgage loan lending rates, including fixed and variable, on new issues were:

	2006		2005
	Low	High	Low	High
Commercial mortgages	5.3%	7.4%	4.7%	7.5%
Residential mortgage loan pools	5.9%	7.4%	6.5%	7.3%
Mezzanine mortgages	16.0%	16.1%	7.0%	20.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% and 92.0% as of December 31, 2006 and 2005, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% and 98.0% as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized investment gains	$—	$2	$—
Gross realized investment losses	—	1	—
Impairment losses	—	—	—

As of December 31, 2006 and 2005, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2006 and 2005.

The balance in the valuation allowance as of December 31, 2006 was $2 million. There was no valuation allowance as of December 31, 2005. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

Impaired mortgage loans consisted of the following:

	December 31,
	2006	2005
	(In Millions)
Impaired mortgage loans with valuation allowance	$2	$—
Less valuation allowances on impaired loans	(2)	—

Net carrying value of impaired mortgage loans	$—	$—

The average recorded investment in impaired loans was $2 million, $0 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for the years ended December 31, 2006 and 2004. There was no interest income on impaired loans for the year ended December 31, 2005.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2006	2005
	(In Millions)
California	$174	$172
Massachusetts	52	28
Texas	46	43
Washington	45	36
New York	41	36
Arizona	40	35
All other states and countries	352	340

Total commercial mortgage loans	750	690
Residential mortgage loan pools	312	275

Total mortgage loans	$1,062	$965

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there was no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006 and 2005.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2006	2005
	(In Millions)
Held for the production of income	$14	$14
Accumulated depreciation	(1)	(1)
Encumbrances	(4)	(4)

Held for the production of income, net	9	9

Total real estate	$9	$9

The Company had no real estate held-for-sale or occupied by the company as of December 31, 2006 and 2005.

The carrying value of non-income producing real estate, consisting primarily of land, was $3 million as of December 31, 2006 and 2005. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006 and 2005.

Depreciation expense on real estate was less than $1 million for the years ended December 31, 2006, 2005 and 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no realized gains or losses for the years ended December 31, 2006, 2005 and 2004.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held-for-sale. Properties acquired through foreclosure are classified as held-for-sale. There were no properties classified as held-for-sale as of December 31, 2006 and 2005.

e.	Partnerships and limited liability companies

The carrying value of partnerships and LLCs was $180 million and $116 million as of December 31, 2006 and 2005, respectively.

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$1	$2	$—
Gross realized capital losses on sales	—	—	—
Impairment losses	1	1	—

Other-than-temporary impairments were less than $1 million for the year ended December 31, 2004.

The Company invests in partnerships which generate low income housing tax credits (“LIHTC”). As of December 31, 2006, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 8 to 11 years and have an initial 15 year holding period requirement.

For determining impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. There were no impairments during 2006.

There were no write-downs or reclassifications made during the years ended December 31, 2006 and 2005 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

	Net investment income was derived from the following sources:
		Years Ended December 31,
		2006	2005	2004
		(In Millions)
	Bonds	$215	$206	$149
	Preferred stocks	1	1	1
	Common stocks - subsidiaries and affiliates	44	47	34
	Common stocks - unaffiliated	3	3	1
	Mortgage loans on real estate	65	59	41
	Contract loans	8	8	8
	Real estate	1	1	1
	Partnerships and LLCs	14	8	3
	Derivatives and other invested assets	5	18	25
	Cash, cash equivalents and short-term investments	13	7	12

	Subtotal investment income	369	358	275
	Amortization of IMR	(9)	(5)	—
	Less investment expenses	(15)	(15)	(9)

	Net investment income (loss)	$345	$338	$266

g.	Net realized capital gains and losses

	Net realized capital gains (losses) were comprised of the following:
		Years Ended December 31,
		2006	2005	2004
		(In Millions)
	Bonds	$(7)	$(12)	$—
	Preferred stocks	2	—	—
	Common stocks - unaffiliated	8	3	3
	Mortgage loans on real estate	—	1	—
	Partnerships and LLC’s	—	1	—
	Derivatives and other	(35)	(30)	(8)
	Federal and state taxes	12	12	1

	Net realized capital gains (losses) before deferral to IMR	(20)	(25)	(4)

	Net losses deferred to IMR	40	36	7
	Less taxes	(14)	(13)	(2)

	Net after tax losses deferred to IMR	26	23	5

	Net realized capital gains (losses)	$6	$(2)	$1

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized gains (losses) on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Interest rate swaps	$(33)	$(14)	$(1)
Currency swaps	—	(1)	—
Options	(3)	(15)	(11)
Forward commitments	—	(1)	8
Financial futures	1	—	(4)

Net derivative realized capital gains (losses)	$(35)	$(31)	$(8)

5.	Common stocks - subsidiary and affiliates

MML Bay State is a wholly-owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business.

The Company received dividends from MML Bay State of $44 million and $47 million, in 2006 and 2005, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $37 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2007 without prior regulatory approval.

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$155	$167	$170
Net income	37	44	47
Assets	4,550	4,377	4,307
Liabilities	4,338	4,159	4,085

6.	Derivative financial instruments

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. To a much lesser extent, some, approximately $2 million in replicated asset statement value, of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company may utilize currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company may use credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company may purchase these options and pay a premium in order to transform its callable liabilities into fixed term liabilities.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company’s competitiveness and reducing the policyholder’s incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to mitigate the durations of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company may utilize certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company may also use “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held collateral of $15 million and $13 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $43 million and $40 million as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
		(In Millions)
Interest rate swaps	$21	$1,127	$—	$—
Currency swaps	(3)	68	4	22
Credit default swaps	—	46	—	13
Options	39	1,243	—	—
Forward commitments	(1)	72	—	40
Financial futures - long positions	—	16	—	—

Total	$56	$2,572	$4	$75

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
		(In Millions)
Interest rate swaps	$19	$795	$11	$539
Currency swaps	2	32	3	56
Credit default swaps	—	36	—	—
Options	29	877	—	50
Forward commitments	1	126	—	12

Total	$51	$1,866	$14	$657

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	Year(s)				Total	Total
	1	2 - 5	6 - 10	Thereafter	2006	2005
			(In Millions)
Interest rate swaps	$53	$438	$356	$280	$1,127	$1,334
Options	—	130	248	865	1,243	927
Currency swaps	17	33	40	—	90	88
Other derivatives	114	48	25	—	187	174

Total	$184	$649	$669	$1,145	$2,647	$2,523

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2006	2005
	(In Millions)
Open interest rate swaps in a fixed receive position	$747	$1,100
Open interest rate swaps in a fixed pay position	380	234

Total interest rate swaps	$1,127	$1,334

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $3 million as of December 31, 2006 and 2005, which were on deposit with government authorities or trustees as required by law.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,457	$3,430	$3,699	$3,717
Preferred stocks	15	15	10	10
Common stocks - unaffiliated	59	59	45	45
Mortgage loans on real estate	1,062	1,054	965	971
Contract loans	153	153	134	134
Derivative financial instruments	56	56	51	51
Cash, cash equivalents and short-term investments	354	354	253	253

Financial liabilities:
Derivative financial instruments	$4	$4	$14	$14
Investment-type insurance contracts	3,442	3,354	3,546	3,673

As of December 31, 2006 and 2005, approximately 74% of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 26% of bond securities as of December 31, 2006 and 2005.

The average fair value of derivative financial instrument assets was $54 million and $48 million during 2006 and 2005, respectively. The average fair value of derivative financial instrument liabilities was $9 million and $11 million during 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Deferred and uncollected life insurance premiums

Deferred and uncollected life insurance premiums are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes these deferred and uncollected premiums, gross and net of loading.

	December 31,
	2006		2005
	Gross	Net of Loading	Gross	Net of Loading
		(In Millions)
Ordinary renewal	$(20)	$(18)	$(22)	$(18)
Group life	1	1	1	1

Total	$(19)	$(17)	$(21)	$(17)

10.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $86 million, $100 million and $113 million in 2006, 2005 and 2004, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. As of December 31, 2006 and 2005, the net amounts due to MassMutual were $24 million. These outstanding balances are due and payable within 30 days of billing.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $159 million, $88 million and $118 million in 2006, 2005 and 2004, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for its’ previous efforts in obtaining the contracts that are now being exchanged. As a result of these exchanges, the Company had commissions payable of less than $1 million as of December 31, 2006 and 2005 and paid commissions of $4 million, $1 million and $5 million to its parent for the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amounts due from MassMutual were less than $1 million. These outstanding balances are due and payable within 30 days of billing.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual. A modified coinsurance adjustment of $36 million, $34 million and $28 million, which was ceded to MassMutual in 2006, 2005 and 2004, respectively, was included in fees and other income. Premium income of $17 million, $19 million and $20 million was ceded to MassMutual in 2006, 2005 and 2004, respectively. Fees and other income also included $5 million, $6 million and $6 million of expense allowances from MassMutual in 2006, 2005 and 2004, respectively. Policyholders’ benefits of $38 million, $39 million and $35 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $49 million in 2006, $46 million in 2005, and $51 million in 2004 and was not exceeded in any of the years. Premium income of $1 million was ceded to MassMutual under this stop-loss agreement in 2006, 2005 and 2004.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. In 2004, the Company discontinued its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $81 million, $86 million and $138 million was ceded to MassMutual in 2006, 2005 and 2004, respectively. Fees and other income included $18 million, $19 million and $78 million of expense allowances from MassMutual in 2006, 2005 and 2004, respectively. In addition, experience refunds of $1 million, $2 million and $10 million were paid to the Company from MassMutual in 2006, 2005 and 2004, respectively. Policyholders’ benefits of $65 million, $29 million and $51 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

As of December 31, 2006 and 2005, the net amounts due to MassMutual for the various reinsurance agreements were $7 million and $2 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

11.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The amounts reinsured are on a yearly

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2005, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $220 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $66 million, $62 million and $57 million and reinsurance recoveries were $56 million, $65 million and $54 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $20 million and $28 million as of December 31, 2006 and 2005, respectively. At December 31, 2006, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

Reserves ceded, primarily associated with life policies for mortality and other related risks, were $256 million and $237 million as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
		($ In Millions)
Individual annuities	$3,439	4.5% - 9.0%	$3,517	4.5% - 9.0%
Individual universal and variable life	1,466	2.5% - 4.5%	1,389	2.5% - 4.5%
Group life	67	2.5% - 4.0%	65	2.5% - 4.0%
Individual life	23	2.5% - 4.5%	28	2.5% - 4.5%

Total	$4,995		$4,999

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $10 million and $28 million as of December 31, 2006 and 2005, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2006 and 2005.

c.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death benefits on annuity and variable universal life contracts:

	Annuity GMDB	Life GMDB	Total
	(In Millions)
December 31, 2006	$4	$6	$10
December 31, 2005	4	3	7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death benefits classified as policyholders’ reserves and separate investment account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2006			December 31, 2005
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
			($ In Millions)
GMDB	$3,407	$85	61	$3,708	$150	61

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $2,958 million and $3,106 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $449 million and $602 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2006 and 2005, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $262 million and $253 million, respectively.

The determination of GMDB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90.

13.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$177	$188
Total deferred tax liabilities	(17)	(17)

Net deferred tax asset	160	171
Deferred tax assets non-admitted	(131)	(149)

Net admitted deferred tax asset	$29	$22

Decrease (increase) in non-admitted asset	$18	$(22)

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax expense on operating earnings	$6	$35	$45
Federal income tax benefit on net capital losses	(12)	(12)	(1)

Total federal income (benefit) taxes	$(6)	$23	$44

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Reserve items	$85	$68	$17
Policy acquisition costs	70	72	(2)
Investment items	11	10	1
Non-admitted assets	3	2	1
Unrealized investment losses	2	9	(7)
Other	6	27	(21)

Total deferred tax assets	177	188	(11)
Non-admitted deferred tax assets	(131)	(149)	18

Admitted deferred tax assets	46	39	7

Deferred tax liabilities:
Unrealized investment gains	9	11	(2)
Deferred and uncollected premium	2	3	(1)
Reserve items	2	2	—
Other	4	1	3

Total deferred tax liabilities	17	17	—

Net admitted deferred tax assets	$29	$22	$7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statement of Changes in Surplus:

			Years Ended December 31,
			2006	2005
			(In Millions)
Change in deferred tax assets			$(11)	$23
Change in deferred tax liabilities			—	4

(Decrease) increase in deferred tax asset			(11)	27
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains			(2)	(5)
Tax effect of unrealized losses			7	(6)

(Decrease) increase in net deferred income taxes			$(6)	$16

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The components of federal income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$30	35%	$32	35%	$23	35%
Investment items	(23)	(26)	(28)	(31)	(19)	(29)
Change in reserve valuation basis	(4)	(5)	—	—	—	—
Non admitted assets	(1)	(1)	—	—	—	—
Other	(2)	(3)	3	3	(3)	(4)

Total statutory income taxes	$—	0%	$7	$7%	1	2%

Federal income tax (benefit) expense	$(6)		$23		$44
Change in net deferred income taxes	6		(16)		(43)

Total statutory income taxes	$—		$7		$1

During the years ended December 31, 2006, 2005 and 2004, the Company paid federal income taxes in the amounts of $26 million, $26 million and $27 million, respectively. As of December 31, 2006, federal income taxes paid in the current and prior years that will be

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

available for recovery in the event of future net losses were as follows: $6 million in 2006, $17 million in 2005 and $31 million in 2004.

The Company is included in a consolidated United States federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible subsidiaries and certain affiliates. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S taxpayer. This provision did not materially impact the Company’s financial position or results of operations.

In 2006, the Company settled tax issues with the federal government for the years 1998 through 2001. As a result of this settlement, the Company’s tax liability was reduced by $16 million in 2006. The United States Internal Revenue Service is currently examining 2002 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

14.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2007.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company and MassMutual, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $20 million of the original $43 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory inquiries

The Company and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except Low Income Housing Tax Credits (“LIHTC”) investments which extend up to eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2006, the Company had the following commitments:

	2007	2008	2009	2010	There -after	Total
			(In Millions)
Private placements	$43	$19	$9	$4	$19	$94
Mortgage loans	43	47	29	7	1	127
Joint ventures, partnerships and LLCs	14	6	4	25	87	136
LIHTC investments (including equity contributions)	3	1	—	—	—	4

Total	$103	$73	$42	$36	$107	$361

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts at December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal - With fair value adjustment	$38	1%
At book value less current surrender charge of 5% or more	761	12
At fair value	2,940	46

Subtotal	3,739	59
Subject to discretionary withdrawal - At book value without fair value adjustment	2,639	41
Not subject to discretionary withdrawal	11	—

Total	$6,389	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit-type contracts fund liabilities at December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,439
Liabilities for deposit-type contracts	10

Subtotal	3,449
Separate Account Annual Statement:
Annuities	2,940

Total	$6,389

b.	Separate accounts

The Company has separate accounts classified as non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with the incidental risk, notional expense, and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$159

Reserves:
For accounts with assets at:
Fair value	$3,433
Amortized cost	—

Total reserves	3,433
Other liabilities	45

Total	$3,478

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$391
At fair value, which may or may not have a surrender charge	2,940
At book value without fair value adjustment and with current surrender charge less than 5%	102

Subtotal	3,433
Other liabilities	45

Total	$3,478

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2006, net transfers from separate accounts included in the Statutory Statements of Income were $393 million, which included transfers to separate accounts of $163 million and transfers from separate accounts of $556 million.

17.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $119 million, $96 million and $132 million for the years ended December 31, 2006, 2005 and 2004, respectively; (2) the conversion of stocks to stocks of $2 million and $3 million for the years ended December 31, 2006 and 2005, respectively; and (3) the conversion of bonds to stocks of $4 million for the year ended December 31, 2004.

18.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006 and 2005

Statutory Statements of Income for the years ended December 31, 2006, 2005 and 2004

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2006, 2005 and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

Notes to Statutory Financial Statements

        (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of C.M. Life authorizing the establishment of the Separate Account.[6]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement.[1]

(ii) Variable Products Dealer Agreement.[7]

(iii) Underwriting and Servicing Agreement.[1]

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments.[8]

Exhibit 5	Form of Application Form.[8]

Exhibit 6	(i) Copy of Articles of Incorporation of C.M. Life.[2]

(ii) Copy of the Bylaws of C.M. Life.[2]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.[10]

Form of Participation Agreement with Panorama Series Fund, Inc.[3]

Form of Participation Agreement with Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Variable Insurance Products Fund III.[5]

Form of Participation Agreement with ING Variable Products Trust.[10]

Form of Participation Agreement with MML Series Investment Fund.[9]

Form of Participation Agreement with MML Series Investment Fund II.[9]

Form of Participation Agreement with AIM Variable Insurance Funds, Inc.[10]

Form of Participation Agreement with PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC.[10]

(b) Rule 22c-2 Agreements[12]

AIM Variable Insurance Funds

Fidelity Variable Insurance Products Fund

ING Variable Products Trust

MML Series Investment Fund

MML Series Investment Fund II

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

PIMCO Variable Insurance Trust

Exhibit 9	Opinion of and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP*

(ii) Powers of Attorney:

Stuart H. Reese[10]

Norman A. Smith[10]

Isadore Jermyn[10]

Michael Rollings[11]

Peter Lahaie[10]

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.

[1]	Incorporated by reference to Initial Registration Statement No. 33-61679 filed on Form N-4 on August 9, 1995.
[2]	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.
[3]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[5]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[6]	Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 33-61679, filed on April 27, 1998.
[7]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on Form S-6 on October 20, 1998.
[8]	Incorporated by reference to Initial Registration Statement No. 333-80991, filed on Form N-4 on June 18, 1999.

[9]	Incorporated by reference to initial Registration Statement No. 333-130156 filed on December 6, 2005.
[10]	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991 filed on Form N-4 in April 2006.
[11]	Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 33-45122, filed on Form N-4 in April 2007.
[12]	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed on Form N-4 in April 2007.
*	Filed herewith.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	Stephen L. Kuhn, Director, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

Stuart H. Reese, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger W. Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Norman A. Smith, Vice President (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

William F. Glavin, Jr., Executive Vice President 1295 State Street Springfield, MA 01111	Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Executive Vice President and Chief Financial Officer (Principal Financial Officer) 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation that holds a “corporation” real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

8.)	Tremont GP, Inc., a Delaware corporation.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited, and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39.01%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.71%; MassMutual International Holding MSC, Inc. - 21.14%)

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80.03%; MM Real Estate GK - 7.64%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.93%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate GK, a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

e.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability company.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Investor Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of October 31, 2007, the number of contract owners was 7,142.

Item 28.    Indemnification

RULE 484 UNDERTAKING

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer, Vice President and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 31.    Management Services

Not Applicable.

Item 32.    Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 11 to Registration Statement No. 333-80991 pursuant to Rule 485(b) of the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on December 14, 2007.

C.M. MULTI-ACCOUNT A

C.M. LIFE INSURANCE COMPANY

    (Depositor)

/s/    STUART H. REESE*

By:

Stuart H. Reese, Chairman, President and Chief Executive Officer

C.M. Life Insurance Company

/s/    STEPHEN L. KUHN

*Stephen L. Kuhn

On December 14, 2007, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	December 14, 2007
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	December 14, 2007
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	December 14, 2007
Norman A. Smith

/s/ STEPHEN L. KUHN	Director	December 14, 2007
Stephen L. Kuhn

/S/ ISADORE JERMYN*	Director	December 14, 2007
Isadore Jermyn

/S/ STEPHEN L. KUHN
*Stephen L. Kuhn	on December 14, 2007, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 11 to Registration Statement No. 333-80991, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    JAMES M. RODOLAKIS

James M. Rodolakis

Second Vice President

and Associate General Counsel for MassMutual

EXHIBIT INDEX

Exhibit 9	Opinion of and Consent of Counsel
Exhibit 10 (i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP